THE GABELLI WESTWOOD FUNDS
                      ==================================

                                  ANNUAL REPORT

                               SEPTEMBER 30, 2002

             EQUITY FUND                              SMALLCAP EQUITY FUND
             BALANCED FUND                            REALTY FUND
             INTERMEDIATE BOND FUND                   MIGHTY MITES(SM) FUND

DEAR FELLOW SHAREHOLDER,

      We are pleased to provide the September 30, 2002 annual report for the Gabelli Westwood Funds, including the Equity Fund, Balanced Fund, Intermediate Bond Fund, SmallCap Equity Fund, Mighty Mites(SM) Fund and Realty Fund.

MARKET COMMENTARY

      Although capital markets strongly rebounded from the impact of September 11 during the fourth quarter of 2001, a slight downtrend began in the first quarter of 2002 and significantly accelerated during the subsequent six months. The post-bubble equity bear market helped to precipitate volatile credit markets and a decline in the value of the dollar. Benefiting from risk aversion, U.S. Treasury yields rallied to multi-decade lows by September 30, and positive bond returns mitigated equity losses. Consumer strength continued to drive the economy, supported by 0% auto loans and record low mortgage rates. The Federal Reserve Board ("Fed") remained in a neutral stance regarding interest rates from March 19 through the end of the funds' fiscal year.

      Market turbulence continued to challenge investor confidence. Corporate governance debacles such as Enron and WorldCom resulted in bankruptcy declarations and in adjudication of key company officials. As a consequence of these corporate misdeeds, Congress passed the Sarbanes-Oxley bill to increase requirements for corporate checks and balances, and as a result CEOs must now certify their financial statements.

      The late-2001 upward trend in commodities, notably gold and oil, was boosted in 2002 by the U.S. government's focus on the threat posed by Iraq and by the possibility of war. Geopolitical uncertainty ranged from the Middle East to Latin America, with Japan's economy a continuing concern.

EQUITY FUND

      We are pleased to report that Morningstar rated the Gabelli Westwood Equity Fund's Class AAA Shares 4 stars overall and for the three and five-year period ended September 30, 2002 among 631 and 462 U.S. domiciled large value funds, respectively. The Fund was also rated 5 stars for the ten-year period ended September 30, 2002 among 156 U.S. domiciled large value funds. For the twelve-month period ended September 30, 2002, the Equity Fund's Class AAA Shares declined 15.14%. The Standard & Poor's ("S&P") 500 Index and the Lipper Large-Cap Value Fund Average fell 20.47% and 19.14%, respectively, over the same twelve-month period. The S&P 500 Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. Sector and stock selection both contributed to the Fund's out-performance. Top performing stocks for the fiscal year included Sears Roebuck & Company, Apache Corp., Union Pacific, and managed care companies Anthem Inc. and Wellpoint Health Networks.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The information contained herein relating to Morningstar: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Ratings metrics. (c)2002 Morningstar, Inc. All Rights Reserved.

--------------------------------------------------------------------------------

              AVERAGE ANNUAL RETURNS THROUGH SEPTEMBER 30, 2002 (A)

                    SINCE INCEPTION (B)  10 YEAR   5 YEAR   3 YEAR     1 YEAR
                    ------------------   -------   ------   ------     ------

Equity Fund Class AAA ... 10.86%          11.51%    0.34%    (4.85)%   (15.14)%
S&P 500 Index ........... 10.68%           8.99%   (1.62)%  (12.88)%   (20.47)%
Lipper Large-Cap Value
   Fund Average .........  9.39%           8.15%   (2.64)%   (7.86)%   (19.14)%

(a) Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The S&P 500 Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. See page 43 for further details about additional classes of shares.
(b) From commencement of investment operations on January 2, 1987.
--------------------------------------------------------------------------------


[GRAPHIC OMITTED]

               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                 IN THE EQUITY FUND CLASS AAA AND S&P 500 INDEX
---------------------------------------------------------
                      Average Annual Total Return*
              -------------------------------------------
              Life of
              Fund          10 Year     5 Year   1 Year
              -------       -------     ------   ------
Class AAA     10.86%        11.51%      0.34%    (15.14)%
Class A       10.38         10.76       (0.76)   (18.85)
Class B       10.66         11.19       (0.06)   (20.09)
Class C       10.65         11.18       (0.01)   (16.58)
---------------------------------------------------------
* PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Class A Shares, Class B Shares and Class C Shares are assumed to be issued on the inception date of the Fund and reflect applicable sales charges or redemption fees. See page 43 for further details.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                  Equity Fund
                  (Class AAA)         S&P 500 Index
1/2/87            10,000                 10,000
9/87              13,165                 13,599
9/88              11,779                 11,893
9/89              15,322                 15,785
9/90              13,699                 14,305
9/91              16,396                 18,766
9/92              17,078                 20,841
9/93              20,508                 23,553
9/94              22,383                 24,421
9/95              28,169                 31,684
9/96              35,740                 38,116
9/97              49,893                 53,515
9/98              49,194                 58,383
9/99              58,920                 74,610
9/00              70,286                 84,511
9/01              59,820                 62,023
9/02              50,763                 49,327



      Large cap stocks remained under pressure during the third quarter of 2002, posting their worst quarterly loss since the fourth quarter of 1987. All market sectors posted losses during the quarter as investors continued to be concerned about earnings quality, corporate accounting scandals and a potential war with Iraq. The health care and Real Estate Investment Trust ("REIT") segments were beneficiaries of a preference for higher dividend yields and a perception of relative safety. Middle East tensions combined with an active beginning to the hurricane season kept energy prices high during the quarter. Largest contributors to performance in the Fund were sector weighting and underlying stock selection in energy, technology and financial services.

      The Equity Fund continued to maintain an overweight position in the energy sector. Strong performance in our holdings in the exploration and production industries was led by Apache, which had the highest return in the Fund. In the technology sector, the Fund benefited from an underweight position in this poorly performing index sector as well as from superior stock selection. The Fund held an overweight position in REITs and financial services. Strong stock selection, with Simon Property Group posting a positive return, helped the REIT sector make one of the largest contributions to quarterly performance.

      The largest detractor to performance was the materials and processing sector. An overweight position in this poorly performing index sector was compounded by poor performance of companies in the aluminum and paper industries. The end markets of these companies were held back by economic weakness. The top contributors to performance during the third quarter of 2002 were Apache Corp., Simon Property Group, Kimco Realty, Pfizer and Bank One.

      Our current investment strategy continues to position the portfolio with a "barbell" structure. On one end, we are focused on cyclical companies that stand to benefit from the sooner-than-expected economic recovery. This is reflected in the Fund's positions in the basic materials, producer durables and energy sectors, as well as our ownership of select technology stocks. On the other end, we are focused on companies that offer attractive dividend yields, with rising cash flow yields and low payout ratios. In the current environment, we believe that companies for which investors have low earnings growth expectations and that offer higher dividend yields will offer attractive returns with lower levels of risk.

BALANCED FUND

      We are pleased to announce that Morningstar rated the Balanced Fund's Class AAA Shares 5 stars overall and for the ten-year period ended September 30, 2002 among 127 U.S. domiciled domestic hybrid funds. The Fund was rated 4 stars for the three and five-year period ended September 30, 2002 among 680 and 517 U.S. domiciled domestic hybrid funds, respectively. For the twelve-month period ended September 30, 2002, the Balanced Fund's Class AAA shares declined 5.09%. A common balanced benchmark comprised of 60% of the S&P 500 Index and 40% of the Lehman Government/Corporate Bond Index ("LBG/C") and the Lipper Balanced Fund Average fell 8.60% and 9.93%, respectively, over the same twelve-month period. Each index is an unmanaged indicator of investment performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category.

--------------------------------------------------------------------------------
              AVERAGE ANNUAL RETURNS THROUGH SEPTEMBER 30, 2002 (A)
--------------------------------------------------------------------------------
              SINCE INCEPTION (B)   10 YEAR      5 YEAR     3 YEAR     1 YEAR
              ------------------    -------      ------     ------     ------
Balanced Fund
   Class AAA ........ 10.18%         10.41%       3.25%      0.47%     (5.09)%
60% S&P 500 Index
   & 40% Lehman
   Bros. Gov't./
 Corporate
   Bond Index .......  8.69%          8.37%       2.20%     (3.86)%    (8.60)%
Lehman Bros. Gov't./
   Corporate
   Bond Index .......  7.95%          7.44%       7.93%      9.68%      9.21%
S&P 500 Index .......  9.18%          8.99%      (1.62)%   (12.88)%   (20.47)%
Lipper Balanced
   Fund Average .....  9.12%          7.20%       0.69%     (3.97)%    (9.93)%

(a) Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The S&P 500 Index is an unmanaged indicators of stock market performance and the Lehman Government/Corporate Bond Index is a market value-weighted index that tracks the total return performance of fixed-rate, publicly placed, dollar-denominated obligations. The Lipper Average reflects the average performance of mutual funds classified in this particular category. See page 43 for further details about additional classes of shares.
(b) From commencement of investment  operations on October 1, 1991.
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

    COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE BALANCED FUND
                  CLASS AAA COMPOSITE OF 60% THE S&P 500 INDEX
          AND 40% THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX
---------------------------------------------------------
                      Average Annual Total Return*
              -------------------------------------------
              Life of
              Fund          10 Year     5 Year   1 Year
              -------       -------     ------   ------
Class AAA     10.18%        10.41%      3.25%    (5.09)%
Class A       9.45          9.61        2.14     (9.12)
Class B       9.83          10.02       2.77     (10.33)
Class C       9.87          10.07       3.00     (6.79)
---------------------------------------------------------
* PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Class A Shares, Class B Shares and Class C Shares are assumed to be issued on the inception date of the Fund and reflect applicable sales charges or redemption fees. See page 43 for further details.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                                   60% S&P 500
                                   and 40% Lehman
             Balanced              Bros. Gov't./Corp.
             Fund (Class AAA)      Bond Index
10/1/91      10,000                10,000
9/92         10,797                11,207
9/93         12,621                12,603
9/94         13,291                12,670
9/95         16,203                15,658
9/96         19,300                17,850
9/97         24,762                22,866
9/98         25,455                25,290
9/99         28,652                29,344
9/00         32,489                32,472
9/01         30,614                28,997
9/02         29,056                26,503

      The Balanced Fund is designed to provide an investor exposure to equities with reduced overall risk through investment in short-to-intermediate fixed income securities. With that maturity proviso, strategies for the Equity and Intermediate Bond Funds, which are discussed in this letter, also apply to their respective components in the Balanced Fund.

INTERMEDIATE BOND FUND

      The 30-day annualized yield for the period ended September 30, 2002 was 2.44% for the Intermediate Bond Fund's Class AAA Shares. For the twelve-month period ended September 30, 2002, the Intermediate Bond Fund rose 8.90%, net of all fees and expenses. The LBG/C Index and the Lipper Intermediate Investment Grade Debt Fund Average rose 9.21% and 6.20%, respectively, over the same twelve-month  period.  The  LBG/C  Bond  Index  is  an  unmanaged  indicator  of investment performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category.

--------------------------------------------------------------------------------
              AVERAGE ANNUAL RETURNS THROUGH SEPTEMBER 30, 2002 (A)
--------------------------------------------------------------------------------
              SINCE INCEPTION (B)   10 YEAR      5 YEAR     3 YEAR     1 YEAR
              ------------------    -------      ------     ------     ------
Intermediate Bond
   Fund Class AAA .. 7.05%           6.59%        7.03%      9.29%       8.90%
Lehman Bros.
   Gov't/Corporate
   Bond Index ...... 7.95%           7.44%        7.93%      9.68%       9.21%
Lipper Int. Investment
   Grade Debt
   Fund Average .... 7.14%           6.51%        6.51%      7.92%       6.20%
(a) Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Lehman Government/Corporate Bond Index is a market value-weighted index that tracks the performance of fixed-rate, publicly placed, dollar-denominated obligations, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. See page 43 for further details about additional classes of shares.
(b) From commencement of investment operations on October 1, 1991.
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

  COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE INTERMEDIATE BOND
                     FUND CLASS AAA AND THE LEHMAN BROTHERS
                         GOVERNMENT/CORPORATE BOND INDEX
---------------------------------------------------------
                      Average Annual Total Return*
              -------------------------------------------
              Life of
              Fund          10 Year     5 Year   1 Year
              -------       -------     ------   ------
Class AAA     7.05%         6.59%       7.03%    8.90%
Class A       6.63          6.13        6.12     4.45
Class B       6.91          6.43        6.51     3.66
Class C       6.95          6.48        6.81     6.93
----------------------------------------------------------
* PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Class A Shares, Class B Shares and Class C Shares are assumed to be issued on the inception date of the Fund and reflect applicable sales charges or redemption fees. See page 43 for further details.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                                    Lehman Bros.
             Intermediate Bond      Gov't./Corp. Bond
             Fund (Class AAA)       Index
10/1/91      10,000                 10,000
9/92         11,186                 11,323
9/93         12,331                 12,620
9/94         11,658                 12,098
9/95         12,956                 13,834
9/96         13,540                 14,467
9/97         15,084                 15,856
9/98         16,623                 17,886
9/99         16,229                 17,596
9/00         17,268                 18,782
9/01         19,456                 21,256
9/02         21,188                 23,214

      As mentioned in our Market Commentary, the closing six months of the Intermediate Bond Fund's fiscal year were characterized by turmoil in credit markets and dramatic reductions in yields on U.S. Treasury bills, notes and bonds. Hardest hit by credit problems among investment grade bonds were the utilities sector, the telecommunications industry and the Baa-rated credit cohort. At the same time, benchmark Treasury yields dropped below 5% for all maturities by September 30. The decline of the 10-year Treasury note yield to 3.60% facilitated a drop in mortgage rates. The resulting spike in mortgage refinancing activity boosted consumer-spending power by decreasing mortgage payments and in some cases by extracting equity from homes.

      The Fund benefited from sector allocation (an underweight position in the credit/corporate sector; overweight positions in Treasury, Agency, and CMBS sectors) and from security selection in all sectors. Top performers during the Fund's fiscal year included corporate notes issued by Archstone Communities Trust, Bank of America Corp., Neiman Marcus, the World Bank and government securities maturing in 2010 to 2023. Detractors to performance included an overweight position in MBS and an underweight duration position (lower sensitivity to interest rates).

      During the third quarter of 2002 investment grade bonds again outperformed all other asset classes as interest rates approached long-term lows. Demand from investors for low-risk securities remained high in response to declining equity values and concerns over the economy. The Fed voted to leave monetary policy unchanged at their September meeting but did indicate that the risk fell to the side of a potentially slowing economy. Treasury and Agency securities, especially those with long maturities, were the best performing sectors in the third quarter. With the exception of the utility sector, corporate/credit and mortgage securities lagged Treasuries but still posted positive returns. Top performing Fund securities included a Target Corp. note, a World Bank bond and longer-maturity government notes and bonds.

SMALLCAP EQUITY FUND

      For the twelve-month period ended September 30, 2002, the SmallCap Equity Fund's Class AAA Shares declined 15.46%. The Russell 2000 Index, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Fund Average fell 9.30%, 18.16% and 17.07%, respectively, over the same twelve-month period. The Russell 2000 and Russell 2000 Growth Indices are unmanaged indicators of investment performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. Top performing stocks for the fiscal year included Cost Plus and The Corporate Executive Board in the consumer discretionary sector, Varian Medical Systems in health care, Commerce Bancorp in financial services, Western Gas Resources in the utilities sector, and Performance Food Group in consumer staples.


--------------------------------------------------------------------------------
              AVERAGE ANNUAL RETURNS THROUGH SEPTEMBER 30, 2002 (A)
--------------------------------------------------------------------------------
              SINCE INCEPTION (B)    5 YEAR      3 YEAR      1 YEAR
              ------------------     ------       ------      ------
SmallCap Equity
   Fund Class AAA .... 3.04%         (4.05)%     (14.66)%   (15.46)%
Russell 2000 Index ... 2.45%         (3.19)%      (4.11)%    (9.30)%
Russell 2000 Growth
   Index .............(3.00)%        (9.49)%     (15.22)%   (18.16)%
Lipper Small-Cap
   Growth Average .... 2.31%         (4.37)%      (9.10)%   (17.07)%
(a) Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Russell 2000 and Russell 2000 Growth Indices are unmanaged indicators of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. See page 43 for further details about additional classes of shares.
(b) From commencement of investment operations on April 15, 1997.

[GRAPHIC OMITTED]


       COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE SMALLCAP EQUITY FUND CLASS AAA, THE RUSSELL 2000 INDEX AND THE RUSSELL 2000 GROWTH INDEX
---------------------------------------------------------
                      Average Annual Total Return*
              -------------------------------------------
              Life of
              Fund           5 Year     3 Year   1 Year
              -------        ------     ------   ------
Class AAA     3.04%         (4.05)%     (14.66)% (15.46)%
Class A       2.21          (4.88)      (15.81)  (18.63)
Class B       2.67          (4.59)      (15.71)  (19.61)
Class C       2.99          (4.10)      (14.74)  (16.39)
----------------------------------------------------------
* PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Class A Shares, Class B Shares and Class C Shares are assumed to be issued on the inception date of the Fund and reflect applicable sales charges or redemption fees. See page 43 for further details.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

            SmallCap                        Russell
            Equity Fund      Russell        20000 Growth
            (Class AAA)      2000 Index     Index
4/15/97     10,000           10,000         10,000
9/30/97     14,480           13,410         13,942
9/30/98     11,917           10,862         10,480
9/30/99     18,941           12,933         13,900
9/30/00     24,500           15,958         18,024
9/30/01     13,923           12,573         10,348
9/30/02     11,771           11,404          8,469

      The Russell 2000 Growth Index was added to the chart and graph above because we believe it is a more appropriate comparative benchmark for the SmallCap Equity Fund's style of investing. Small cap stocks suffered through another difficult period in the third quarter of 2002; growth just barely beat out value. As with other domestic equity asset classes, none of the sectors were able to report positive returns for the three-month period. The best performing market sectors were energy, financial services and utilities. Technology stocks brought up the rear as corporate IT spending decisions were pushed out into next year. Producer durables were also weak as fears of a prolonged economic slowdown weighed on the manufacturing sector.

      The largest positive contributors to performance were from sector allocation and strong stock selection in health care, consumer staples and other energy. In health care, the Fund benefited from an overweight position in one of the better performing sectors. Cooper Companies, Surmodics, CTI Molecular and Mid Atlantic Medical Services all contributed double-digit returns during the quarter. Within consumer staples, an overweight position and strong performance from Fresh Del Monte Produce and Performance Food Group boosted sector performance. The Fund also benefited from an overweight position and stock selection in other energy, as positive performance from Houston Exploration teamed with strong performance from Evergreen Resources.

REALTY FUND

      We are pleased to announce that Morningstar has recently rated the Realty Fund's Class AAA Shares 4 stars overall and for the three and five-year period ended September 30, 2002 among 119 and 68 U.S. domiciled specialty real estate funds. The REIT asset class closed the Funds' fiscal year with consistently strong returns. For the twelve-month period ended September 30, 2002, the Realty Fund's Class AAA Shares rose 7.51%, net of all fees and expenses. The National Association of REITs ("NAREIT") Composite REIT Index and the Lipper Real Estate Fund Average rose 9.73% and 7.92%, respectively, while the Russell 2000 Index declined 9.30%, over the same twelve-month period. The NAREIT Composite REIT Index and the Russell 2000 Index are unmanaged indicators of investment performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. Top performers for the fiscal year included CBL & Associates, General Growth Properties, Simon Property Group, Pan Pacific Retail, Healthcare Realty Trust and Colonial Properties Trust, a diversified REIT.

--------------------------------------------------------------------------------
              AVERAGE ANNUAL RETURNS THROUGH SEPTEMBER 30, 2002 (A)
--------------------------------------------------------------------------------
                SINCE INCEPTION (B)   5 YEAR     3 YEAR     1 YEAR
                ------------------    -------     ------     ------

Realty Fund
   Class AAA ......... 4.77%           4.77%      14.35%     7.51%
NAREIT Composite
   REIT Index ........ 3.07%           3.07%      14.20%     9.73%
Lipper Real Estate
   Fund Average ...... 2.72%           2.72%      12.51%     7.92%
Russell 2000 Index ...(3.19)%         (3.19)%     (4.11)%   (9.30)%

(a) Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The NAREIT Composite REIT Index and the Russell 2000 Index are unmanaged indicators of investment performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. See page 43 for further details about additional classes of shares.
(b) From commencement of investment operations on September 30, 1997.
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

            Realty Fund      Russell         NARIT Composite
            (Class AAA)      2000 Index      REIT Index
9/30/97     10,000           10,000          10,000
9/30/98      8,950            8,100           8,540
9/30/99      8,442            9,645           7,902
9/30/00     10,542           11,901           9,437
9/30/01     11,742            9,377          10,728
9/30/02     12,624            8,505          11,772


     COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE REALTY FUND
               CLASS AAA, THE RUSSELL 2000 INDEX AND THE NATIONAL
                    ASSOCIATION OF REITS COMPOSITE REIT INDEX
--------------------------------------------------------
                     Average Annual Total Return*
--------------------------------------------------------
              Life of
              Fund          5 Year      3 Year   1 Year
              -------       ------      ------   ------
Class AAA     4.77%         4.77%       14.35%   7.51%
Class A       3.84          3.84        12.66    2.89
Class B       4.40          4.40        13.60    3.09
Class C       4.72          4.72        14.27    6.43
--------------------------------------------------------

* PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Class A Shares, Class B Shares and Class C Shares are assumed to be issued on the inception date of the Fund and reflect applicable sales charges or redemption fees. See page 43 for further details.

      During the third quarter of 2002, REITs once again outperformed the broader equity indexes, however this time the group was not spared from the market's general decline. Demand for higher yielding investments continued to benefit REITs in the quarter through positive net mutual fund flows, but it was not enough to offset general market concerns about the health of the economic recovery and the impact on real estate values. In addition, investors grew increasingly concerned about the ability of real estate companies to grow earnings in a slow growing economy with too much capacity.

      Record low interest rates and lower return expectations for the equity markets have helped to fuel extremely strong demand for commercial real estate properties. Relatively liquid assets like apartments and shopping centers saw especially strong demand in the last six months. As a result, shopping center REITs were able to post positive performance for the portfolio during the third quarter. Regency Centers, Weingarten Realty Investors and Pan Pacific Retail, as well as regional mall companies Mills Corp. and General Growth Properties, were among the top performers. Healthcare REITs were one of the few groups to post positive performance during the quarter. The sector benefited from investor bias toward high dividend yields, a preference for investments with a low correlation to domestic equities and a perception of safety.

MIGHTY MITES(SM) FUND

      We are pleased to announce that Morningstar rated the Mighty Mites Fund's Class AAA Shares 4 stars overall and for the three-year period among 208 U.S. domiciled small value funds. For the twelve-month period ended September 30, 2002, the Gabelli Westwood Mighty Mites Fund rose 3.61% while the Russell 2000 Index and the Lipper Small-Cap Value Fund Average declined 9.30% and 0.56%, respectively, over the same twelve-month period. While we are disappointed with the negative returns we experienced during the past six months, we are extremely proud of the Fund's performance record during one of the deepest and most prolonged bear markets in history.

--------------------------------------------------------------------------------
              AVERAGE ANNUAL RETURNS THROUGH SEPTEMBER 30, 2002 (A)
--------------------------------------------------------------------------------
                        SINCE INCEPTION (B)         3 YEAR            1 YEAR
                        -------------------         ------            ------
Mighty Mites Fund
   Class AAA ................ 11.49%                 7.40%             3.61%
Russell 2000 Index .......... (4.78)%               (4.11)%           (9.30)%
Lipper Small-Cap
   Value Average ............  0.67%                 7.35%            (0.56)%

(a) Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Russell 2000 Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. See page 43 for further details about additional classes of shares.
(b) From commencement of investment operations on May 11, 1998.
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

     COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE MIGHTY MITES
                   FUND CLASS AAA AND THE RUSSELL 2000 INDEX
--------------------------------------------------------
                        Average Annual Total Return*
--------------------------------------------------------
              Life of
              Fund          3 Year      1 Year
              -------       ------      ------
Class AAA     11.49%        7.40%        3.61%
Class A       10.37         5.81        (0.61)
Class B       10.93         6.39        (1.11)
Class C       11.26         7.08         1.97
--------------------------------------------------------
* PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Class A Shares, Class B Shares and Class C Shares are assumed to be issued on the inception date of the Fund and reflect applicable sales charges or redemption fees. See page 43 for further details.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

            Mighty Mites Fund            Russell 2000
            (Class AAA)                  Index
5/11/98     10,000                       10,000
9/30/98      9,700                        7,570
9/30/99     13,018                        9,014
9/30/00     16,010                       11,122
9/30/01     15,567                        8,763
9/30/02     16,129                        7,948

      Economic growth was quite good in the most recent quarter. Fed Chairman Alan Greenspan is confident the economy is still on a moderate growth path. Investors aren't so sure. On balance, economic data has been mixed. Consumer spending has remained buoyant. Housing starts, existing home sales and auto sales are still quite healthy. Retail sales have held up well, despite the drag from rising unemployment and the toxic impact of the wealth effect.

      Why is the economy treading water? The business sector is acting like a deer caught in headlights. A dearth of capital spending continues to drag on the economy and uncertainty regarding Iraq is also probably having an impact. Oil hovering over $30 a barrel is taking its toll on all. We saw impressive Gross Domestic Product ("GDP") growth in the first half as companies began rebuilding inventories depleted during the recession and in the aftermath of 9/11. Then the re-stocking of shelves was put on hold as corporate managers devoted much of their time, energy and resources making sure their companies' books were in good order and/or shoring up balance sheets. As these tasks are completed, we should see the inventory rebuilding cycle resume and the economy make more meaningful progress, though the West Coast dock lock-out will mute results. As corporate managers gain confidence that the recovery is for real, we should also see a modest up-tick in capital spending take some of the economic burden off the American consumer's broad shoulders. However, in order for the world economies to gain traction oil would need to be plentiful and priced below $25 per barrel.

      Higher energy prices are essentially a tax on virtually every business and consumer. At around $30 per barrel, oil appears to be discounting a serious disruption in supply resulting from a potential war in Iraq, and, closer to home, a threatened strike by Mexican oil workers. It is impossible to predict what will happen in the coming months. However, should the supply lines remain open, we believe oil prices will come down from current levels and no longer pose a serious threat to a global economic recovery. Longer term, the U.S. must consume less and find alternative ways to power our ubiquitous automobile.

      We continue to maintain a relatively large cash position--a reflection of caution in this highly volatile market and our commitment to exhaustive fundamental research. In the micro-cap arena, minimizing mistakes in bear markets is critical to preserving assets, because limited trading liquidity increases downside risk. We continue to pore through our research universe seeking small companies with big futures. We will invest only in those companies in which we have the highest degree of confidence.

      After maintaining a remarkably high stock picking batting average through most of this bear market, losers outnumbered winners by a wide margin during the past quarter. It is not because a high percentage of holdings failed to live up to our fundamental expectations, but in our opinion, a reflection of the near panic selling experienced in July and again in September. Once investor psychology improves, we believe small companies with strong fundamentals will quickly regain a following. The absence of merger and acquisition activity has also restrained returns. We maintain positions in many asset-rich small companies we believe may be attractive targets for larger competitors when the economy shows clearer signs of progress.

      Although our list of solid performers shrunk considerably this year, we saw attractive gains from Edgewater Technology, Acme Communications and Resource Bankshares. Young Broadcasting, Omnova Solutions and Oak Technology were among our biggest disappointments.

      Trying to predict when the stock market will bottom is a dicey game we refuse to play. We believe our shareholders are much better served by our devotion to diligent fundamental research. If we continue to find high-quality small companies trading at prices that fail to reflect strong fundamentals, we believe shareholders will be generously rewarded through the market cycles.

CAPITAL MARKETS OUTLOOK

      Our updated economic outlook is that the fundamentals are in place for an improving economy and a rebound in corporate profits in 2003. We expect the economic recovery to continue in 2003, albeit at a modest and uneven pace. While we are cautious on the consumer, personal consumption is still expected to increase. Combined with a rebuilding of inventories and a gradual resumption in capital expenditures, this should produce a significant recovery in corporate profits. Based upon our work, we see an attractive investment environment for equities in 2003.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.
                       WHO                        WHEN
                       ---                        ----
      Special Chats:   Mario J. Gabelli           First Monday of each month
                       Howard Ward                First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                       NOVEMBER                        DECEMBER                        JANUARY
                       --------                        --------                        -------
      1st Wednesday    Charles Minter & Martin Weiner  Charles Minter & Martin Weiner  Ivan Arteaga
      2nd Wednesday    Caesar Bryan                    Walter Walsh & Laura Linehan    Charles Minter & Martin Weiner
      3rd Wednesday    Walter Walsh & Laura Linehan    Hart Woodson                    Walter Walsh & Laura Linehan
      4th Wednesday    Barbara Marcin                                                  Barbara Marcin

      All chat sessions start at 4:15 PM (Eastern Time). Please arrive early, as participation is limited.

      You may sign up for our e-mail alerts at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      The Funds' daily net asset values are available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 800-GABELLI (800-422-3554) or 800-WESTWOOD (800-937-8966). Please call us during the business day for further information. We also encourage you to visit our website at
www.westwoodgroup.com. We very much appreciate your confidence and remain committed to meeting your investment objectives.

                                         Sincerely,

                                         /S/ SUSAN M. BYRNE

                                         SUSAN M. BYRNE
                                         President and Chief Investment Officer
October 20, 2002

--------------------------------------------------------------------------------
                              NASDAQ SYMBOLS TABLE

--------------------------------------------------------------------------------
GABELLI WESTWOOD FUND   NASDAQ SYMBOLS   GABELLI WESTWOOD FUND   NASDAQ SYMBOLS
---------------------   --------------   ---------------------   --------------
Equity                       WESWX       Intermediate Bond            WEIBX
Equity - Class A             WEECX       SmallCap Equity              WESCX
Balanced                     WEBAX       Realty                       WESRX
Balanced - Class A           WEBCX       Mighty Mites(SM)             WEMMX
Balanced - Class B           WBCBX
Balanced - Class C           WBCCX

THE GABELLI WESTWOOD EQUITY FUND
PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

     SHARES                                       COST                VALUE
     -------                                      ----               -------
              COMMON STOCKS -- 95.8%
              AEROSPACE -- 2.7%
    183,100   Boeing Co. ................... $  8,612,483          $  6,249,203
                                             ------------          ------------
              AUTOMOTIVE -- 2.5%
    150,100   General Motors Corp. .........    7,320,243             5,838,890
                                             ------------          ------------
              AVIATION: PARTS AND SERVICES -- 2.7%
    109,600   United Technologies Corp. ....   6,714,48               6,191,304
                                             ------------          ------------
              COMPUTER HARDWARE -- 6.9%
    286,200   Apple Computer Inc.+ .........    5,782,914             4,149,900
    479,726   Hewlett-Packard Co. ..........    7,876,370             5,598,402
    107,300   International Business
               Machines Corp. ..............    9,554,967             6,265,247
                                             ------------          ------------
                                               23,214,251            16,013,549
                                             ------------          ------------
              CONSUMER PRODUCTS -- 3.3%
    159,600   Philip Morris Companies Inc. .    7,320,957             6,192,480
     16,000   Procter & Gamble Co. .........    1,411,688             1,430,080
                                             ------------          ------------
                                                8,732,645             7,622,560
                                             ------------          ------------
              DIVERSIFIED INDUSTRIAL -- 2.6%
    247,300   General Electric Co. .........    6,983,650             6,095,945
                                             ------------          ------------
              ENTERTAINMENT -- 1.4%
    218,000   Disney (Walt) Co. ............    5,070,469             3,300,520
                                             ------------          ------------
              ENERGY AND UTILITIES: INTEGRATED -- 2.7%
    154,360   Progress Energy Inc. .........    6,654,641             6,308,693
                                             ------------          ------------
              ENERGY AND UTILITIES: NATURAL GAS -- 3.6%
    142,060   Apache Corp. .................    6,712,538             8,445,467
                                             ------------          ------------
              ENERGY AND UTILITIES: OIL -- 10.6%
    149,000   Anadarko Petroleum Corp. .....    8,649,883             6,636,460
     88,000   ChevronTexaco Corp. ..........    7,963,443             6,094,000
    192,000   Exxon Mobil Corp. ............    7,715,501             6,124,800
    262,300   Marathon Oil Corp. ...........    6,476,625             5,948,964
                                             ------------          ------------
                                               30,805,452            24,804,224
                                             ------------          ------------
              ENERGY AND UTILITIES: SERVICES -- 2.1%
    126,000   Schlumberger Ltd. ............    6,471,925             4,845,960
                                             ------------          ------------
              FINANCIAL SERVICES -- 12.9%
    190,500   American Express Co. .........    6,601,241             5,939,790
    107,300   Bank of America Corp. ........    4,817,025             6,845,740
    197,133   Citigroup Inc. ...............    6,668,066             5,844,994
     98,200   Fannie Mae ...................    7,038,738             5,846,828
    196,500   Prudential Financial Inc.+ ...    6,137,295             5,612,040
                                             ------------          ------------
                                               31,262,365            30,089,392
                                             ------------          ------------
              FINANCIAL SERVICES: BANKS -- 10.4%
    168,500   Bank One Corp. ...............    6,998,131             6,301,900
    118,800   Comerica Inc. ................    6,679,804             5,728,536
    264,200   KeyCorp ......................    6,766,317             6,597,074
    177,700   Washington Mutual Inc. .......    6,496,921             5,592,219
                                             ------------          ------------
                                               26,941,173            24,219,729
                                             ------------          ------------

     SHARES                                       COST                  VALUE
     -------                                      ----                 -------
              FINANCIAL SERVICES: INSURANCE -- 2.1%
    121,200   Hartford Financial Services
               Group Inc. .................. $  7,170,978          $  4,969,200
                                             ------------          ------------
              FOOD AND BEVERAGE -- 5.3%
    255,800   ConAgra Foods Inc. ...........    6,016,766             6,356,630
    181,700   Heinz (H.J.) Co. .............    7,251,154             6,063,329
                                             ------------          ------------
                                               13,267,920            12,419,959
                                             ------------          ------------
              HEALTH CARE -- 6.1%
    139,600   Merck & Co. Inc. .............    6,519,366             6,381,116
    205,300   Pfizer Inc. ..................    6,052,574             5,957,806
     51,900   Triad Hospitals Inc.+ ........    2,198,655             1,969,605
                                             ------------          ------------
                                               14,770,595            14,308,527
                                             ------------          ------------
              METALS AND MINING -- 2.1%
    252,600   Alcoa Inc. ...................    7,077,309             4,875,180
                                             ------------          ------------
              REAL ESTATE INVESTMENT TRUSTS -- 4.1%
    103,750   Kimco Realty Corp. ...........    2,839,791             3,226,625
     88,400   Simon Property Group Inc. ....    3,162,542             3,158,532
     83,500   Vornado Realty Trust .........    3,093,038             3,294,075
                                             ------------          ------------
                                                9,095,371             9,679,232
                                             ------------          ------------
              RETAIL -- 2.4%
    141,700   Sears, Roebuck & Co. .........    5,344,904             5,526,300
                                             ------------          ------------
              SPECIALTY CHEMICALS -- 2.6%
    169,400   E.I. du Pont de Nemours and Co.   7,891,628             6,110,258
                                             ------------          ------------
              TELECOMMUNICATIONS -- 3.6%
    157,500   BellSouth Corp. ..............    5,604,743             2,891,700
    201,804   Verizon Communications Inc. ..    9,333,079             5,537,502
                                             ------------          ------------
                                               14,937,822             8,429,202
                                             ------------          ------------
              TRANSPORTATION -- 3.1%
    125,100   Union Pacific Corp. ..........    7,029,925             7,239,537
                                             ------------          ------------
              TOTAL COMMON STOCKS ..........  262,082,767           223,582,831
                                             ------------          ------------
              TOTAL INVESTMENTS -- 95.8% ... $262,082,767           223,582,831
                                             ============
              OTHER ASSETS AND
               LIABILITIES (NET) -- 4.2% ........................     9,508,086
                                                                   ------------
              NET ASSETS -- 100.0% ..............................  $233,090,917
                                                                   ============
---------------
              For Federal tax purposes:
              Aggregate Cost ..................................... $263,625,110
                                                                   ============
              Gross unrealized appreciation ...................... $  4,965,338
              Gross unrealized depreciation ......................  (45,007,617)
                                                                   ------------
              Net unrealized depreciation ........................ $(40,042,279)
                                                                   ============
  +    Non-income producing security.

                 See accompanying notes to financial statements.

THE GABELLI WESTWOOD BALANCED FUND
PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

     SHARES                                       COST                VALUE
     -------                                      ----               -------
              COMMON STOCKS -- 58.4%
              AEROSPACE -- 1.6%
     74,400   Boeing Co. ................... $  3,349,304          $  2,539,272
                                             ------------          ------------
              AUTOMOTIVE -- 1.6%
     64,400   General Motors Corp. .........    2,916,450             2,505,160
                                             ------------          ------------
              AVIATION: PARTS AND SERVICES -- 1.6%
     45,100   United Technologies Corp. ....    2,647,625             2,547,699
                                             ------------          ------------
              BROADCASTING -- 0.0%
          1   Clear Channel
               Communications Inc.+ ........           64                    35
                                             ------------          ------------
              COMPUTER HARDWARE -- 3.8%
    108,900   Apple Computer Inc.+ .........    2,115,151             1,579,050
    163,088   Hewlett-Packard Co. ..........    2,686,718             1,903,237
     42,300   International Business
               Machines Corp. ..............    3,559,983             2,469,897
                                             ------------          ------------
                                                8,361,852             5,952,184
                                             ------------          ------------
              CONSUMER PRODUCTS -- 2.5%
     67,500   Philip Morris Companies Inc. .    3,127,694             2,619,000
     14,300   Procter & Gamble Co. .........    1,269,423             1,278,134
                                             ------------          ------------
                                                4,397,117             3,897,134
                                             ------------          ------------
              DIVERSIFIED INDUSTRIAL -- 1.6%
    104,800   General Electric Co. .........    2,884,156             2,583,320
                                             ------------          ------------
              ENERGY AND UTILITIES: INTEGRATED -- 1.6%
     63,749   Progress Energy Inc. .........    2,696,420             2,605,422
                                             ------------          ------------
              ENERGY AND UTILITIES: NATURAL GAS -- 1.8%
     46,800   Apache Corp. .................    2,229,748             2,782,260
                                             ------------          ------------
              ENERGY AND UTILITIES: OIL -- 6.6%
     61,500   Anadarko Petroleum Corp. .....    3,459,433             2,739,210
     36,600   ChevronTexaco Corp. ..........    3,022,241             2,534,550
     80,000   Exxon Mobil Corp. ............    3,032,208             2,552,000
    114,600   Marathon Oil Corp. ...........    2,819,406             2,599,128
                                             ------------          ------------
                                               12,333,288            10,424,888
                                             ------------          ------------
              ENERGY AND UTILITIES: SERVICES -- 1.3%
     53,500   Schlumberger Ltd. ............    2,719,214             2,057,610
                                             ------------          ------------
              ENTERTAINMENT -- 0.8%
     88,400   Disney (Walt) Co. ............    1,998,765             1,338,376
                                             ------------          ------------
              FINANCIAL SERVICES -- 8.0%
     80,100   American Express Co. .........    2,771,572             2,497,518
     39,300   Bank of America Corp. ........    1,834,316             2,507,340
     86,833   Citigroup Inc. ...............    2,783,523             2,574,598
     42,300   Fannie Mae ...................    2,997,609             2,518,542
     89,300   Prudential Financial Inc.+ ...    2,775,265             2,550,408
                                             ------------          ------------
                                               13,162,285            12,648,406
                                             ------------          ------------
              FINANCIAL SERVICES: BANKS -- 6.5%
     71,000   Bank One Corp. ...............    2,918,978             2,655,400
     52,900   Comerica Inc. ................    2,949,312             2,550,838

     SHARES                                       COST                VALUE
     -------                                      ----               -------
    101,000   KeyCorp ...................... $  2,470,986          $  2,521,970
     79,500   Washington Mutual Inc. .......    2,725,002             2,501,865
                                             ------------          ------------
                                               11,064,278            10,230,073
                                             ------------          ------------
              FINANCIAL SERVICES: INSURANCE -- 1.7%
     64,600   Hartford Financial Services
               Group Inc. ..................    3,673,339             2,648,600
                                             ------------          ------------
              FOOD AND BEVERAGE -- 3.3%
    107,800   ConAgra Foods Inc. ...........    2,544,436             2,678,830
     74,400   Heinz (H.J.) Co. .............    2,917,305             2,482,728
                                             ------------          ------------
                                                5,461,741             5,161,558
                                             ------------          ------------
              HEALTH CARE -- 3.4%
     60,800   Merck & Co. Inc. .............    2,815,345             2,779,168
     87,700   Pfizer Inc. ..................    2,504,641             2,545,054
                                             ------------          ------------
                                                5,319,986             5,324,222
                                             ------------          ------------
              METALS AND MINING -- 1.3%
    103,400   Alcoa Inc. ...................    2,725,100             1,995,620
                                             ------------          ------------
              REAL ESTATE INVESTMENT TRUSTS -- 2.4%
     38,900   Kimco Realty Corp. ...........    1,019,255             1,209,790
     37,700   Simon Property Group Inc. ....    1,347,930             1,347,021
     30,700   Vornado Realty Trust .........    1,117,787             1,211,115
                                             ------------          ------------
                                                3,484,972             3,767,926
                                             ------------          ------------
              RETAIL -- 1.5%
     62,100   Sears, Roebuck & Co. .........    2,364,439             2,421,900
                                             ------------          ------------
              SPECIALTY CHEMICALS -- 1.5%
     65,500   E.I. du Pont de Nemours and Co.   3,000,287             2,362,585
                                             ------------          ------------
              TELECOMMUNICATIONS -- 2.4%
     68,000   BellSouth Corp. ..............    2,236,033             1,248,480
     89,738   Verizon Communications Inc. ..    3,947,819             2,462,411
                                             ------------          ------------
                                                6,183,852             3,710,891
                                             ------------          ------------
              TRANSPORTATION -- 1.6%
     44,100   Union Pacific Corp. ..........    2,500,999             2,552,067
                                             ------------          ------------
              TOTAL COMMON STOCKS ..........  105,475,281            92,057,208
                                             ------------          ------------

   PRINCIPAL
     AMOUNT
     -------
              ASSET BACKED SECURITIES -- 0.6%
   $925,000   GS Mortgage Securities Corp. II,
               97-GL Cl. A2D,
               6.940%, 07/13/30 ............      935,163             1,029,460
                                             ------------          ------------
              CORPORATE BONDS -- 12.3%
              COMPUTER HARDWARE -- 0.5%
    700,000   IBM Corp.,
               4.875%, 10/01/06 ............      706,849               742,154
                                             ------------          ------------
              ENERGY AND UTILITIES: OIL -- 0.6%
    920,000   Conoco Inc.,
               5.900%, 04/15/04 ............      898,963               965,846
                                             ------------          ------------

                See accompanying notes to financial statements.

THE GABELLI WESTWOOD BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2002
--------------------------------------------------------------------------------
   PRINCIPAL
     AMOUNT                                       COST                VALUE
   ---------                                      ----               -------
              CORPORATE BONDS (CONTINUED)
              FINANCIAL SERVICES -- 5.6%
 $  875,000   Bank of America Corp.,
               5.875%, 02/15/09 ............ $    841,379          $    949,502
    975,000   Citigroup Inc.,
               6.750%, 12/01/05 ............      997,633             1,081,591
  1,500,000   General Electric Capital Corp.,
               7.500%, 05/15/05 ............    1,504,891             1,680,417
  1,400,000   General Motors Acceptance Corp.,
               5.750%, 11/10/03 ............    1,397,500             1,427,716
    850,000   Golden State Holdings,
               7.125%, 08/01/05 ............      845,827               913,690
  1,325,000   Goldman Sachs Group Inc.,
               6.650%, 05/15/09 ............    1,313,356             1,461,780
  1,335,000   Nipsco Capital Markets Inc.,
               7.390%, 04/01/04 ............    1,344,347             1,315,496
                                             ------------          ------------
                                                8,244,933             8,830,192
                                             ------------          ------------
              REAL ESTATE INVESTMENT TRUSTS -- 1.8%
  1,600,000   Archstone Communities Trust,
               7.200%, 03/01/13 ............    1,544,360             1,762,128
  1,030,000   Kimco Realty Corp.,
               7.460%, 05/29/07 ............    1,051,860             1,157,772
                                             ------------          ------------
                                                2,596,220             2,919,900
                                             ------------          ------------
              RETAIL-- 2.7%
  1,375,000   Neiman Marcus Group Inc.,
               6.650%, 06/01/08 ............    1,373,992             1,489,056
  1,000,000   Target Corp.,
               5.875%, 03/01/12 ............      974,341             1,111,396
  1,400,000   Wal-Mart Stores Inc.,
               6.875%, 08/10/09 ............    1,502,137             1,654,439
                                             ------------          ------------
                                                3,850,470             4,254,891
                                             ------------          ------------
              TELECOMMUNICATIONS -- 1.1%
  1,585,000   GTE Corp.,
               6.460%, 04/15/08 ............    1,598,091             1,735,638
                                             ------------          ------------
              TOTAL CORPORATE BONDS ........   17,895,526            19,448,621
                                             ------------          ------------
              FOREIGN GOVERNMENT BONDS -- 1.3%
  1,000,000   Canadian Global Bond,
               6.750%, 08/28/06 ............    1,040,624             1,141,339
    900,000   Italy Global Bond,
               6.000%, 09/27/03 ............      909,266               936,622
                                             ------------          ------------
              TOTAL FOREIGN
               GOVERNMENT BONDS ............    1,949,890             2,077,961
                                             ------------          ------------
              U.S. GOVERNMENT AGENCY OBLIGATIONS -- 10.3%
              FEDERAL HOME LOAN MORTGAGE CORP. -- 4.6%
              Federal Home Loan Mortgage Corp.,
  1,500,000    6.375%, 11/15/03 ............    1,507,920             1,578,444
  2,400,000    5.500%, 07/15/06 ............    2,448,597             2,633,052
  1,150,000    6.625%, 09/15/09 ............    1,180,679             1,348,132

   PRINCIPAL
     AMOUNT                                       COST                VALUE
     -------                                      ----               -------
 $1,700,000   Freddie Mac Discount,
               Zero Coupon, 11/05/02 ....... $  1,697,207          $  1,697,207
                                             ------------          ------------
                                                6,834,403             7,256,835
                                             ------------          ------------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 5.7%
  1,000,000    6.250%, 11/15/02 ............      999,620             1,005,683
    410,000    5.750%, 04/15/03 ............      416,956               419,281
  1,000,000    3.000%, 06/15/04 ............    1,010,945             1,017,937
  1,625,000    6.500%, 08/15/04 ............    1,621,629             1,759,139
  1,250,000    7.125%, 03/15/07 ............    1,355,043             1,463,347
    418,621    6.000%, 05/01/11 ............      415,106               439,182
  1,200,000    6.000%, 05/15/11 ............    1,205,071             1,351,646
    900,000    6.000%, 01/18/12 ............      890,013               947,007
    478,175    7.000%, 11/01/14 ............      484,116               506,183
                                             ------------          ------------
                                                8,398,499             8,909,405
                                             ------------          ------------
              TOTAL U.S. GOVERNMENT
               AGENCY OBLIGATIONS ..........   15,232,902            16,166,240
                                             ------------          ------------
              U.S. GOVERNMENT OBLIGATIONS -- 13.3%
              U.S. TREASURY BILLS -- 2.2%
  3,400,000   U.S. Treasury Bills,
               1.624% to 1.681%++,
               10/10/02 to 11/14/02 ........   3,396,463              3,396,463
                                             ------------          ------------
              U.S. TREASURY NOTES -- 11.1%
  2,150,000    2.250%, 07/31/04 ............    2,154,409             2,173,181
  1,250,000    5.875%, 11/15/04 ............    1,314,235             1,357,715
  2,000,000    5.750%, 11/15/05 ............    2,087,548             2,222,032
  2,400,000    6.500%, 10/15/06 ............    2,563,417             2,778,939
  1,225,000    3.500%, 11/15/06 ............    1,182,556             1,277,446
  1,800,000    6.125%, 08/15/07 ............    1,784,330             2,086,313
  2,000,000    6.000%, 08/15/09 ............    2,014,089             2,342,422
  2,000,000    5.000%, 08/15/11 ............    1,947,629             2,221,798
  1,000,000    4.375%, 08/15/12 ............    1,017,067             1,063,594
                                             ------------          ------------
                                               16,065,280            17,523,440
                                             ------------          ------------
              TOTAL U.S. GOVERNMENT
               OBLIGATIONS .................   19,461,743            20,919,903
                                             ------------          ------------
              TOTAL INVESTMENTS -- 96.2% ... $160,950,505           151,699,393
                                             ============
              OTHER ASSETS AND
               LIABILITIES (NET) -- 3.8% .........................    5,373,759
                                                                   ------------
              NET ASSETS -- 100.0% ............................... $157,073,152
                                                                   ============
-----------------
              For Federal tax purposes:
              Aggregate Cost ..................................... $161,472,788
                                                                   ============
              Gross unrealized appreciation ...................... $  5,946,690
              Gross unrealized depreciation ......................  (15,720,085)
                                                                   ------------
              Net unrealized depreciation ........................ $ (9,773,395)
                                                                   ============
 + Non-income producing security.
++ Represents  annualized yield at date of purchase.

                 See accompanying notes to financial statements.

THE GABELLI WESTWOOD INTERMEDIATE BOND FUND
PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

    PRINCIPAL
     AMOUNT                                       COST                 VALUE
    ---------                                     ----                -------
              ASSET BACKED SECURITIES -- 1.6%
   $225,000   GS Mortgage Securities Corp. II,
               97-GL Cl. A2D,
               6.940%, 07/13/30 ............ $    231,656          $    250,409
                                             ------------          ------------
              CORPORATE BONDS -- 19.0%
              COMPUTER HARDWARE -- 0.9%
    125,000   IBM Corp.,
               4.875%, 10/01/06 ............      126,010               132,528
                                             ------------          ------------
              ENERGY AND UTILITIES: ELECTRIC -- 0.5%
     75,610   Niagara Mohawk Holdings Inc.,
               7.375%, 07/01/03 ............       75,917                78,075
                                             ------------          ------------
              ENERGY AND UTILITIES: OIL -- 2.6%
    125,000   BP Capital Markets plc,
               4.000%, 04/29/05 ............      128,672               130,138
    125,000   ChevronTexaco Capital Co.,
               3.500%, 09/17/07 ............      124,448               127,030
    125,000   Conoco Inc.,
               5.900%, 04/15/04 ............      122,141               131,229
                                             ------------          ------------
                                                  375,261                388,397
                                             ------------          ------------
              FINANCIAL SERVICES -- 9.4%
    125,000   Bank of America Corp.,
               5.875%, 02/15/09 ............      120,197                135,643
    100,000   Bayerische Landesbank,
               4.125%, 01/14/05 ............      102,120                104,086
    120,000   Citigroup Inc.,
               6.750%, 12/01/05 ............      122,785                133,119
    225,000   General Electric Capital Corp.,
               7.500%, 05/15/05 ............      227,264                252,063
    140,000   General Motors Acceptance Corp.,
               5.750%, 11/10/03 ............      139,076                142,772
    150,000   Golden State Holdings,
               7.125%, 08/01/05 ............      149,713                161,239
    125,000   Goldman Sachs Group Inc.,
               6.650%, 05/15/09 ............      117,234                137,904
    200,000   International Bank for
               Reconstruction & Development,
               8.625%, 10/15/16 ............      252,561               275,954
    100,000   Nipsco Capital Markets Inc.,
               7.390%, 04/01/04 ............       99,063                98,539
                                             ------------          ------------
                                                1,330,013             1,441,319
                                             ------------          ------------
              REAL ESTATE INVESTMENT TRUSTS -- 1.6%
    150,000   Archstone Communities Trust,
               7.200%, 03/01/13 ............      145,197               165,199
     75,000   Kimco Realty Corp.,
               7.460%, 05/29/07 ............       76,938                84,304
                                             ------------          ------------
                                                  222,135               249,503
                                             ------------          ------------
   PRINCIPAL
     AMOUNT                                       COST                VALUE
     -------                                      ----               -------
              RETAIL -- 3.1%
   $120,000   Neiman Marcus Group Inc.,
               6.650%, 06/01/08 ............ $    119,912          $    129,954
    100,000   Target Corp.,
               5.875%, 03/01/12 ............       99,675               111,140
    200,000   Wal-Mart Stores Inc.,
               6.875%, 08/10/09 ............      214,591               236,348
                                             ------------          ------------
                                                  434,178               477,442
                                             ------------          ------------
              TELECOMMUNICATIONS -- 0.9%
    125,000   GTE Corp.,
               6.460%, 04/15/08 ............      127,157               136,880
                                             ------------          ------------
              TOTAL CORPORATE BONDS ........    2,690,671             2,904,144
                                             ------------          ------------
              FOREIGN GOVERNMENT BONDS -- 2.2%
    175,000   Canadian Global Bond,
               6.750%, 08/28/06 ............      176,554               199,734
    125,000   Italy Global Bond,
               6.000%, 09/27/03 ............      125,290               130,087
                                             ------------          ------------
              TOTAL FOREIGN
               GOVERNMENT BONDS ............      301,844               329,821
                                             ------------          ------------
              U.S. GOVERNMENT AGENCY OBLIGATIONS -- 31.6%
              FEDERAL HOME LOAN MORTGAGE CORP. -- 11.9%
              Federal Home Loan Mortgage Corp.,
    450,000    5.500%, 07/15/06 ............      470,996               493,697
    300,000    3.500%, 09/15/07 ............      304,545               305,027
    275,000    6.625%, 09/15/09 ............      282,019               322,380
    150,000    5.125%, 08/20/12 ............      148,944               151,708
    550,000   Freddie Mac Discount,
               Zero Coupon, 11/05/02 .......      549,096               549,096
                                             ------------          ------------
                                                1,755,600             1,821,908
                                             ------------          ------------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 17.8%
    140,000    6.250%, 11/15/02 ............      139,906               140,796
    175,000    5.750%, 04/15/03 ............      177,339               178,961
    325,000    3.000%, 06/15/04 ............      329,179               330,830
    225,000    6.500%, 08/15/04 ............      231,976               243,573
    400,000    7.000%, 07/15/05 ............      427,892               449,118
    225,000    7.125%, 03/15/07 ............      224,629               263,403
    350,000    7.125%, 06/15/10 ............      381,218               420,856
     71,728    6.000%, 05/01/11 ............       71,065                75,251
    350,000    6.000%, 05/15/11 ............      359,986               394,230
    150,000    6.000%, 01/18/12 ............      148,335               157,835
     62,274    7.000%, 11/01/14 ............       63,048                65,921
                                             ------------          ------------
                                                2,554,573             2,720,774
                                             ------------          ------------

                 See accompanying notes to financial statements.

THE GABELLI WESTWOOD INTERMEDIATE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2002
--------------------------------------------------------------------------------
   PRINCIPAL
     AMOUNT                                       COST                VALUE
   ---------                                      ----               -------
              U.S. GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 1.9%
   $ 75,598   GNMA, Pool #427798,
               7.000%, 02/15/28 ............ $     76,966          $     79,507
     70,370   GNMA, Pool #780977,
               7.500%, 12/15/28 ............       69,129                74,764
    133,202   GNMA, Pool #580871,
               6.500%, 12/15/31 ............      133,817               139,092
                                             ------------          ------------
                                                  279,912               293,363
                                             ------------          ------------
              TOTAL U.S. GOVERNMENT
               AGENCY OBLIGATIONS ..........     4,590,085            4,836,045
                                             ------------          ------------
              U.S. GOVERNMENT OBLIGATIONS -- 41.2%
              U.S. TREASURY BILLS -- 5.9%
    900,000   U.S. Treasury Bills,
               1.624% to 1.681%++,
               10/10/02 to 11/14/02 ........      898,943               898,943
                                             ------------          ------------
              U.S. TREASURY BONDS -- 10.3%
    450,000    7.250%, 05/15/16 ............      530,546               584,402
    375,000    7.125%, 02/15/23 ............      414,630               489,990
    415,000    6.125%, 11/15/27 ............      429,006               493,397
                                             ------------          ------------
                                                1,374,182             1,567,789
                                             ------------          ------------
              U.S. TREASURY NOTES -- 25.0%
    300,000    5.750%, 08/15/03 ............      307,459               311,274
    300,000    3.000%, 02/29/04 ............      304,625               306,094
    250,000    2.250%, 07/31/04 ............      250,561               252,695
    350,000    5.875%, 11/15/04 ............      367,986               380,160
    200,000    5.750%, 11/15/05 ............      209,639               222,203
    450,000    6.500%, 10/15/06 ............      499,402               521,051
    305,000    3.500%, 11/15/06 ............      294,563               318,058
    400,000    6.125%, 08/15/07 ............      440,254               463,625
    450,000    6.000%, 08/15/09 ............      496,070               527,045
    475,000    5.000%, 08/15/11 ............      491,928               527,678
                                             ------------          ------------
                                                3,662,487             3,829,883
                                             ------------          ------------
              TOTAL U.S. GOVERNMENT
               OBLIGATIONS .................    5,935,612             6,296,615
                                             ------------          ------------

     SHARES                                       COST                  VALUE
     -------                                      ----                 -------
WARRANTS -- 0.0%
              ENERGY AND UTILITIES -- 0.0%
          8   Forman Petroleum Corp., Series A,
               expires 01/14/07+ (a) ....... $          0          $          0
         25   Forman Petroleum Corp., Series B,
               expires 01/14/07+ (a) .......            0                     0
         25   Forman Petroleum Corp., Series C,
               expires 01/14/07+ (a) .......            0                     0
         25   Forman Petroleum Corp., Series D,
               expires 01/14/07+ (a) .......            0                     0
                                             ------------          ------------
                                                        0                     0
                                             ------------          ------------
              TOTAL WARRANTS ...............            0                     0
                                             ------------          ------------
              TOTAL INVESTMENTS -- 95.6% ... $ 13,749,868            14,617,034
                                             ============
              OTHER ASSETS AND
               LIABILITIES (NET) -- 4.4% .........................      874,527
                                                                   ------------
              NET ASSETS -- 100.0% ............................... $ 15,491,561
                                                                   ------------
----------------
              For Federal tax purposes:
              Aggregate Cost ..................................... $ 13,752,640
                                                                   ============
              Gross unrealized appreciation ...................... $    864,917
              Gross unrealized depreciation ......................         (523)
                                                                   ------------
              Net unrealized appreciation ........................ $    864,394
                                                                   ============
  (a) Securities fair valued under procedures established by the Board of Directors.
  +    Non-income producing security.
  ++   Represents annualized yield at date of purchase.


                 See accompanying notes to financial statements.
                                       15

THE GABELLI WESTWOOD SMALLCAP EQUITY FUND
PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2002
--------------------------------------------------------------------------------
     SHARES                                       COST                VALUE
     -------                                      ----               -------
              COMMON STOCKS -- 93.3%
              AEROSPACE -- 2.0%
      8,900   DRS Technologies Inc.+ ....... $    399,997          $    331,258
                                             ------------          ------------
              AUTOMOTIVE: PARTS AND ACCESSORIES -- 1.5%
     23,700   GenCorp Inc. .................      364,618               238,422
                                             ------------          ------------
              BUSINESS SERVICES -- 4.9%
     11,700   Corporate Executives
               Board Co. (The)+ ............      378,549               334,035
      7,200   Fisher Scientific
               International Inc.+ .........      211,360               218,520
      6,300   FTI Consulting Inc.+ .........      219,947               250,488
                                             ------------          ------------
                                                  809,856               803,043
                                             ------------          ------------
              COMPUTER SOFTWARE AND SERVICES -- 8.0%
     10,800   Anteon International Corp.+ ..      252,295               293,544
      6,600   CACI International Inc.+ .....      243,340               233,970
      7,000   Inter-Tel Inc. ...............      169,261               142,450
      8,900   Manhattan Associates Inc.+ ...      244,315               120,328
     13,100   Tier Technologies Inc., Cl. B+      251,832               247,852
      4,900   Veridian Corp.+ ..............      100,550               122,402
     12,500   WebEx Communications Inc.+ ...      188,699               139,875
                                             ------------          ------------
                                                1,450,292             1,300,421
                                             ------------          ------------
              CONSUMER PRODUCTS -- 1.7%
     12,700   K-Swiss Inc. .................      284,278               271,399
                                             ------------          ------------
              DIVERSIFIED INDUSTRIAL -- 2.4%
     18,300   Acuity Brands Inc. ...........      342,363               224,358
      5,600   Smith (A.O.) Corp. ...........      167,797               159,152
                                             ------------          ------------
                                                  510,160               383,510
                                             ------------          ------------
              EDUCATIONAL SERVICES -- 1.4%
      6,200   Corinthian Colleges Inc.+ ....      174,401               233,988
                                             ------------          ------------
              ELECTRONICS -- 2.6%
      8,100   Cymer Inc.+ ..................      292,303               150,984
     13,400   Rudolph Technologies Inc.+ ...      354,363               137,886
     12,300   Sypris Solutions Inc.+ .......      205,470               133,455
                                             ------------          ------------
                                                  852,136               422,325
                                             ------------          ------------
              ENERGY AND UTILITIES -- 8.4%
     12,200   Brown (Tom) Inc.+ ............      354,366               279,380
      7,700   Evergreen Resources Inc.+ ....      296,963               315,546
      7,500   Hawaiian Electric Industries Inc.   323,214               323,250
      9,400   Quicksilver Resources Inc.+ ..      196,728               169,200
      8,900   Western Resources Inc. .......      278,942               278,125
                                             ------------          ------------
                                                1,450,213             1,365,501
                                             ------------          ------------
              ENVIRONMENTAL SERVICES -- 3.9%
      9,900   Stericycle Inc.+ .............      294,383               335,808
      8,800   Waste Connections Inc.+ ......      256,290               306,152
                                             ------------          ------------
                                                  550,673               641,960
                                             ------------          ------------

     SHARES                                       COST                  VALUE
     -------                                      ----                 -------
              FINANCIAL SERVICES -- 10.8%
      7,800   Cathay Bancorp Inc. .......... $    342,042          $    304,200
      7,424   Commerce Bancorp Inc. ........      276,494               308,170
     13,400   HCC Insurance Holdings Inc. ..      358,369               321,734
      3,900   Hilb, Rogal & Hamilton Co. ...      162,683               160,875
      3,900   Jefferies Group Inc. .........      173,635               148,824
     10,500   Scottish Annuity & Life
               Holdings Ltd. ...............      214,829               179,025
      8,700   UCBH Holdings Inc. ...........      317,672               341,823
                                             ------------          ------------
                                                1,845,724             1,764,651
                                             ------------          ------------
              FOOD AND BEVERAGE -- 4.7%
      4,500   CEC Entertainment Inc.+ ......      185,964               153,495
      6,800   Fresh Del Monte Produce Inc. .      164,568               174,012
     10,800   Peet's Coffee & Tea Inc.+ ....      171,520               138,240
      9,100   Performance Food Group Co.+ ..      279,643               309,036
                                             ------------          ------------
                                                  801,695               774,783
                                             ------------          ------------
              HEALTH CARE -- 9.1%
     11,200   American Medical Systems
               Holdings Inc.+ ..............      255,469               232,400
      5,900   Cooper Companies Inc. (The) ..      303,026               309,750
      9,900   CTI Molecular Imaging Inc.+ ..      193,427               250,470
      3,900   Respironics Inc.+ ............      132,108               124,839
      7,800   Techne Corp.+ ................      237,265               255,762
      8,400   Wright Medical Group Inc.+ ...      176,415               159,852
      4,900   Zoll Medical Corp.+ ..........      190,188               148,960
                                             ------------          ------------
                                                1,487,898            1,482,033
                                             ------------          ------------
              HEALTH CARE: PHARMACEUTICALS -- 2.3%
     13,200   Atrix Laboratories Inc.+ .....      251,597               195,360
      5,500   SurModics Inc.+ ..............      156,706               174,735
                                             ------------          ------------
                                                  408,303               370,095
                                             ------------          ------------
              HEALTH CARE: SERVICES -- 8.2%
      6,000   Accredo Health Inc.+ .........      285,090               286,080
     11,600   Covance Inc.+ ................      214,289               227,012
      7,600   LifePoint Hospitals Inc.+ ....      280,758               237,029
      8,700   Mid Atlantic Medical
               Services Inc.+ ..............      288,744               314,940
      6,400   Varian Medical Systems Inc.+ .      175,256               275,136
                                             ------------          ------------
                                                1,244,137             1,340,197
                                             ------------          ------------
              REAL ESTATE INVESTMENT TRUSTS -- 9.7%
     20,500   Corporate Office Properties Trust   277,395               277,775
     12,400   Getty Realty Corp. ...........      249,276               236,592
     23,700   JDN Realty Corp. .............      299,947               286,296
      8,000   Manufactured Home
               Communities Inc. ............      271,166               255,040
      8,600   Sovran Self Storage Inc. .....      261,634               261,612
     19,100   Taubman Centers Inc. .........      289,999               271,793
                                             ------------          ------------
                                                1,649,417            1,589,108
                                             ------------          ------------

                 See accompanying notes to financial statements.
                                       16

THE GABELLI WESTWOOD SMALLCAP EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2002
--------------------------------------------------------------------------------
     SHARES                                       COST                VALUE
     -------                                      ----               -------
              COMMON STOCKS (CONTINUED)
              RETAIL -- 9.4%
      5,800   Advance Auto Parts Inc.+ ..... $    260,374          $    305,892
      8,825   Cost Plus Inc.+ ..............      190,189               236,951
     14,400   Gymboree Corp.+ ..............      251,500               234,864
     15,700   Movie Gallery Inc.+ ..........      284,219               235,657
     11,300   Regis Corporation ............      309,573               319,677
      6,500   Tractor Supply Co.+ ..........      168,559               206,570
                                             ------------          ------------
                                                1,464,414            1,539,611
                                             ------------          ------------
              SPECIALTY CHEMICALS -- 0.8%
      5,400   Albemarle Corp. ..............      169,809               136,566
                                             ------------          ------------
              TRANSPORTATION -- 1.5%
     10,750   Genesee & Wyoming Inc., Cl. A+      232,070               239,188
                                             ------------          ------------
              TOTAL COMMON STOCKS ..........   16,150,091            15,228,059
                                             ------------          ------------
              TOTAL INVESTMENTS -- 93.3% ... $ 16,150,091            15,228,059
                                             ============
              OTHER ASSETS AND
               LIABILITIES (NET) -- 6.7% .........................    1,086,019
                                                                   ------------
              NET ASSETS -- 100.0% ............................... $ 16,314,078
                                                                   ============
----------------
              For Federal tax purposes:
              Aggregate Cost ..................................... $ 16,565,596
                                                                   ============
              Gross unrealized appreciation ...................... $    717,467
              Gross unrealized depreciation ......................   (2,055,004)
                                                                   ------------
              Net unrealized depreciation ........................ $ (1,337,537)
                                                                   ============
  +    Non-income producing security.


                 See accompanying notes to financial statements.
                                       17

THE GABELLI WESTWOOD REALTY FUND
PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2002
--------------------------------------------------------------------------------
     SHARES                                       COST                VALUE
     -------                                      ----               -------
              COMMON STOCKS -- 93.3%
              APARTMENTS -- 16.8%
      6,000   Apartment Investment &
               Management Co., Cl. A ....... $    275,892          $    233,100
     11,782   Archstone Smith Trust ........      301,522               281,354
      3,500   Avalon Bay Communities Inc. ..      163,753               146,300
      3,200   BRE Properties Inc., Cl. A ...       97,820               98,400
      3,700   Camden Property Trust ........      132,007               122,655
     13,100   Equity Residential
               Properties Trust ............      361,729               313,614
      6,200   Mid-America Apartment
               Communities Inc. ............      152,719               154,442
     12,400   United Dominion Realty
               Trust Inc. ..................      181,280               197,284
                                             ------------          ------------
                                                1,666,722             1,547,149
                                             ------------          ------------
              COMMERCIAL OFFICE -- 1.7%
      5,400   Prentiss Properties Trust ....      156,435               156,276
                                             ------------          ------------
              DIVERSIFIED PROPERTY -- 9.2%
      2,900   Colonial Properties Trust ....       90,634               104,922
      7,966   Duke Realty Investments Inc. .      200,945               196,123
      6,500   Liberty Property Trust .......      196,142               201,500
      4,400   Reckson Associates Realty Corp.     103,685               100,188
      6,200   Vornado Realty Trust .........      252,573               244,590
                                             ------------          ------------
                                                  843,979               847,323
                                             ------------          ------------
              HEALTH CARE -- 4.0%
      4,700   Health Care Property
               Investors Inc. ..............      170,366               200,220
      2,400   Healthcare Realty Trust Inc. .       72,162                74,640
      3,800   Universal Health Realty
               Income Trust ................       88,332                98,610
                                             ------------          ------------
                                                  330,860               373,470
                                             ------------          ------------
              HOTELS -- 3.2%
      5,800   FelCor Lodging Trust Inc. ....       97,338                74,414
      4,400   Hospitality Properties Trust .      132,920               145,728
      3,300   Starwood Hotels & Resorts
               Worldwide Inc. ..............       84,326                73,590
                                             ------------          ------------
                                                  314,584               293,732
                                             ------------          ------------
              INDUSTRIAL PROPERTY -- 7.1%
      5,200   AMB Property Corp. ...........      139,849               150,280
      4,700   First Industrial Realty Trust Inc.  153,204               145,653
     14,400   ProLogis .....................      339,023               358,704
                                             ------------          ------------
                                                  632,076               654,637
                                             ------------          ------------
              MANUFACTURED HOMES -- 1.6%
      4,500   Manufactured Home
               Communities Inc. ............      135,710               143,460
                                             ------------          ------------

     SHARES                                       COST                  VALUE
     -------                                      ----                 -------
              OFFICE PROPERTY -- 22.8%
      3,500   Alexandria Real Estate
               Equities Inc. ............... $    144,157          $    148,680
      4,200   Arden Realty Inc. ............      106,017                99,330
      6,700   Boston Properties Inc. .......      260,780               249,240
      4,600   Brandywine Realty Trust ......       99,639               103,730
      5,700   CarrAmerica Realty Corp. .....      168,029               143,469
      7,300   Corporate Office Properties Trust   102,464                98,915
      4,300   Cousins Properties Inc. ......      108,428                98,900
      8,800   Crescent Real Estate Equities Co.   170,321               138,160
     28,084   Equity Office Properties Trust      819,675               725,129
      5,600   Great Lakes REIT Inc. ........       95,915                97,832
      4,300   Highwoods Properties Inc. ....      112,730               100,620
      3,100   Mack-Cali Realty Corp. .......       97,361                99,603
                                             ------------          ------------
                                                2,285,516             2,103,608
                                             ------------          ------------
              PUBLIC STORAGE -- 2.5%
      4,600   Public Storage Inc. ..........      158,752               146,740
      2,800   Sovran Self Storage Inc. .....       77,298                85,176
                                             ------------          ------------
                                                  236,050               231,916
                                             ------------          ------------
              SHOPPING CENTERS -- 24.4%
      3,900   CBL & Associates
                Properties Inc. ............      126,637               151,125
      4,000   General Growth Properties Inc.      164,094               206,000
     16,631   JDN Realty Corp. .............      197,813               200,902
      5,950   Kimco Realty Corp. ...........      179,674               185,045
      3,600   Mills Corp. ..................      104,031               106,776
      4,400   Pan Pacific Retail Properties
                Inc. .......................      122,040               151,712
      7,600   Ramco-Gershenson
               Properties Trust ............      139,433               149,416
      8,200   Regency Centers Corp. ........      219,635               254,200
     11,200   Simon Property Group Inc. ....      346,941               400,176
     13,500   Taubman Centers Inc. .........      205,518               192,105
      6,750   Weingarten Realty Investors ..      221,095               247,050
                                             ------------          ------------
                                                2,026,911             2,244,507
                                             ------------          ------------
              TOTAL COMMON STOCKS ..........    8,628,843             8,596,078
                                             ------------          ------------
              TOTAL INVESTMENTS -- 93.3% ... $  8,628,843             8,596,078
                                             ============
              OTHER ASSETS AND
               LIABILITIES (NET) -- 6.7% .........................      538,930
                                                                   ------------
              NET ASSETS -- 100.0% ............................... $  9,135,008
                                                                   ============
-----------------
              For Federal tax purposes:
              Aggregate Cost ..................................... $  8,701,039
                                                                   ============
              Gross unrealized appreciation ...................... $    363,152
              Gross unrealized depreciation ......................     (468,113)
                                                                   ------------
              Net unrealized depreciation ........................ $   (104,961)
                                                                   ============

                 See accompanying notes to financial statements.
                                       18

THE GABELLI WESTWOOD MIGHTY MITES(SM) FUND
PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2002
--------------------------------------------------------------------------------
     SHARES                                       COST                  VALUE
     -------                                      ----                 -------
              COMMON STOCKS -- 53.4%
              AUTOMOTIVE: PARTS AND ACCESSORIES -- 1.3%
     19,000   Midas Inc.+ .................. $    192,562          $     95,000
     47,000   Scheib (Earl) Inc.+ ..........      240,350               129,250
      8,100   Standard Motor Products Inc. .      112,221                87,561
     18,000   TransPro Inc.+ ...............      104,119                88,200
                                             ------------          ------------
                                                  649,252               400,011
                                             ------------          ------------
              AVIATION: PARTS AND SERVICES -- 0.4%
      2,000   Aviall Inc.+ .................       14,215                20,380
      1,000   Curtiss-Wright Corp., Cl. B ..       43,050               58,750
      5,000   Kaman Corp., Cl. A ...........       78,990                61,250
                                             ------------          ------------
                                                  136,255               140,380
                                             ------------          ------------
              BROADCASTING -- 6.1%
     60,000   Acme Communications Inc.+ ....      364,898               468,000
     30,000   Beasley Broadcast Group Inc.,
               Cl. A+ ......................      314,491               376,800
     20,000   Granite Broadcasting Corp.+ ..       76,113                42,400
     28,000   Gray Television Inc. .........      309,366               306,600
      2,500   Gray Television Inc., Cl. A ..       40,125                33,625
     93,200   Paxson Communications Corp.+ .      367,180               205,040
     10,000   Salem Communications Corp.,
               Cl. A+ ......................      192,844               224,200
     30,000   Young Broadcasting Inc., Cl. A+     288,879               260,100
                                             ------------          ------------
                                                1,953,896             1,916,765
                                             ------------          ------------
              BUILDING AND CONSTRUCTION -- 0.7%
     50,000   Eagle Supply Group Inc.+ .....       99,705                53,000
      8,907   Homasote Co. .................       66,494                97,977
      3,000   Huttig Building Products Inc.+       11,306                10,170
      5,000   Modtech Holdings Inc.+ .......       36,150                50,000
                                             ------------          ------------
                                                  213,655               211,147
                                             ------------          ------------
              BUSINESS SERVICES -- 3.4%
      2,700   Chemed Corp. .................       95,632                83,079
     53,000   Edgewater Technology Inc.+ ...      178,634               238,500
      4,000   GP Strategies Corp.+ .........       15,450                16,800
    100,000   Interep National Radio Sales Inc.,
               Cl. A+ ......................      392,708               258,000
     48,000   Nashua Corp.+ ................      350,521               333,120
        654   National Stock Yards Co.+ ....       63,400                87,309
     10,000   PubliCard Inc.+ ..............       14,435                 1,000
      2,000   StarTek Inc.+ ................       37,791                44,020
                                             ------------          ------------
                                                1,148,571             1,061,828
                                             ------------          ------------
              CABLE -- 0.5%
     13,500   Mercom Inc.+ (a) .............      153,360               162,000
                                             ------------          ------------
              COMMUNICATIONS EQUIPMENT -- 0.1%
      7,000   Allen Telecom Inc.+ ..........       42,412                37,380
                                             ------------          ------------
              COMPUTER SOFTWARE AND SERVICES -- 0.0%
     13,403   Gemplus International SA+ ....        5,940                 5,960
                                             ------------          ------------

     SHARES                                       COST                  VALUE
     -------                                      ----                 -------
     17,000   Ducati Motor Holding SpA+ .... $    258,245          $    264,350
      3,000   Marine Products Corp. ........        6,913                31,830
     30,000   Marzotto SpA .................      242,849               201,603
      8,600   National Presto Industries Inc.     267,179               248,368
     20,600   Water Pik Technologies Inc.+ .      179,796               209,090
    275,000   Weider Nutrition International
                Inc. .......................      510,132               481,250
                                             ------------          ------------
                                                1,465,114             1,436,491
                                             ------------          ------------
              DIVERSIFIED INDUSTRIAL -- 2.5%
      5,000   Ampco-Pittsburgh Corp. .......       60,300                49,050
     68,000   Harbor Global Co. Ltd. .......      456,386               493,000
      6,500   Katy Industries Inc.+ ........       30,595                18,850
     12,000   Lamson & Sessions Co.+ .......       63,452                41,400
      2,000   Lindsay Manufacturing Co. ....       39,765                48,460
      7,750   RWC Inc. .....................      235,725               139,500
      1,666   WHX Corp.+ ...................       21,145                 3,515
                                             ------------          ------------
                                                  907,368               793,775
                                             ------------          ------------
              EDUCATIONAL SERVICES -- 0.3%
     10,000   ProsoftTraining.com+ .........       22,440                 3,300
     15,000   Whitman Education Group Inc.+        84,500                86,100
                                             ------------          ------------
                                                  106,940                89,400
                                             ------------          ------------
              ELECTRONICS -- 0.8%
      2,000   Fargo Electronics+ ...........       11,283                16,400
      2,000   George Risk Industries Inc.+ .        4,880                 4,400
      5,600   Lab-Volt Systems Inc.+ .......       31,800                43,400
      7,500   Lowrance Electronics Inc.+ ...       19,458                26,250
     52,000   Oak Technology Inc.+ .........      196,520               165,360
                                             ------------          ------------
                                                  263,941               255,810
                                             ------------          ------------
              ENERGY AND UTILITIES: ELECTRIC -- 1.9%
     10,000   El Paso Electric Co.+ ........       83,914               118,800
      8,100   Maine Public Service Co. .....      162,231               218,700
     10,200   Unitil Corp. .................      263,685               276,930
                                             ------------          ------------
                                                  509,830               614,430
                                             ------------          ------------
              ENERGY AND UTILITIES: INTEGRATED -- 1.4%
      9,776   Aquila Inc. ..................       98,131                40,082
     20,000   Florida Public Utilities Co. .      255,671               263,000
      6,000   MGE Energy Inc. ..............      157,077               153,960
                                             ------------          ------------
                                                  510,879               457,042
                                             ------------          ------------
              ENERGY AND UTILITIES: NATURAL GAS -- 4.9%
      3,000   Cascade Natural Gas Corp. ....       63,161                59,100
     13,000   Chesapeake Utilities Corp. ...      246,889               245,180
      6,521   Corning Natural Gas Corp. ....      150,088                71,731
     12,200   Delta Natural Gas Co. Inc. ...      235,046               258,274
     11,800   NUI Corp. ....................      287,310               254,880
     26,200   Petrocorp Inc.+ ..............      239,981               214,578
      9,500   RGC Resources Inc. ...........      188,011               170,905
      8,500   South Jersey Industries Inc. .      245,856               277,610
                                             ------------          ------------
                                                1,656,342             1,552,258
                                             ------------          ------------

                 See accompanying notes to financial statements.

THE GABELLI WESTWOOD MIGHTY MITES(SM) FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

     SHARES                                       COST                  VALUE
     -------                                      ----                 -------
              COMMON STOCKS (CONTINUED)
              ENERGY AND UTILITIES: SERVICES -- 0.2%
      2,500   Petroleum Geo-Services ASA,
               ADR+ ........................ $     38,225          $      1,900
      5,000   RPC Inc. .....................       25,212                49,500
                                             ------------          ------------
                                                   63,437                51,400
                                             ------------          ------------
              ENERGY AND UTILITIES: WATER -- 2.2%
      7,300   Artesian Resources
                Corp., Cl. A, ..............      176,619               207,101
      1,500   BIW Ltd. .....................       27,266                26,850
      2,760   California Water Service Group       61,330                70,463
      1,000   Consolidated Water Co. Ltd. ..        7,500                11,400
      9,000   Middlesex Water Co. ..........      206,736               202,500
      1,900   SJW Corp. ....................      121,745               148,200
        300   Torrington Water Co. .........       12,375                23,175
                                             ------------          ------------
                                                  613,571               689,689
                                             ------------          ------------
              ENTERTAINMENT -- 2.0%
      5,000   Canterbury Park Holding Corp.+       33,290                42,550
      7,000   Fisher Communications Inc. ...      317,020               329,000
     17,000   Fox Kids Europe NV+ ..........      203,787                73,921
     45,000   GC Companies Inc.+ ...........       67,956                13,275
     30,500   Integrity Media Inc.+ ........      190,557               152,195
      4,000   LodgeNet Entertainment Corp. .       44,021                30,640
                                             ------------          ------------
                                                  856,631               641,581
                                             ------------          ------------
              ENVIRONMENTAL SERVICES -- 0.4%
     10,500   Strategic Diagnostics Inc.+ ..       57,577                38,325
     15,000   Trojan Technologies Inc.+ ....       83,328                99,293
                                             ------------          ------------
                                                  140,905               137,618
                                             ------------          ------------
              EQUIPMENT AND SUPPLIES -- 1.6%
     20,000   Baldwin Technology Co. Inc.,
               Cl. A+ ......................       29,422                 6,800
     32,000   Core Molding Technologies Inc.+      79,439                38,400
      4,500   Eastern Co. ..................       76,419                55,125
      8,100   Gerber Scientific Inc.+ ......       27,796                31,185
      8,500   Gildemeister AG ..............       80,468                38,725
      5,400   Mine Safety Appliances Co. ...      204,090               211,626
      7,000   O. I. Corporation+ ...........       49,715                24,710
     16,000   SL Industries Inc.+ ..........      165,513                84,800
      1,000   SRS Labs Inc.+ ...............        5,500                 2,630
      1,100   Watts Industries Inc., Cl. A .       16,825                18,040
                                             ------------          ------------
                                                  735,187               512,041
                                             ------------          ------------
              FINANCIAL SERVICES -- 5.7%
      7,200   Berkshire Bancorp Inc. .......      219,559               225,054
     15,900   BKF Capital Group Inc.+ ......      375,063               335,172
     10,100   Crazy Woman Creek Bancorp Inc.      129,666               123,725
      1,400   Danielson Holding Corp.+ .....        7,050                 4,592

     SHARES                                       COST                  VALUE
     -------                                      ----                 -------
      4,000   Fidelity National Corp. ...... $     30,375          $     35,640
     15,933   Hanmi Financial Corporation+ .      221,547               238,995
    425,000   J Net Enterprises Inc.+ ......      488,112               272,000
      3,236   Parish National Bank of Bogalusa+   109,581               119,732
     12,800   Resource Bankshares Corp. ....      224,159               268,672
     15,000   Vail Banks Inc. ..............      150,095               175,500
                                             ------------          ------------
                                                1,955,207             1,799,082
                                             ------------          ------------
              FOOD AND BEVERAGE -- 2.1%
      8,500   Boston Beer Co. Inc., Cl. A+ .       69,850               118,150
     15,000   Genesee Corp., Cl. B .........       84,176               186,000
        400   J & J Snack Foods Corp.+ .....        6,216                14,740
     35,000   Pepsi-Gemex SA, GDR+ .........      215,318               348,600
                                             ------------          ------------
                                                  375,560               667,490
                                             ------------          ------------
              HEALTH CARE -- 2.7%
      6,200   Arkopharma ...................      267,040               241,348
      4,000   Boiron SA ....................      257,514               301,219
      1,000   Five Star Quality Care, Inc.+         8,114                 1,150
     17,700   Neogen Corp.+ ................      243,486               236,295
        500   OraLabs Holding Corp.+ .......          625                   287
      4,000   SRI / Surgical Express Inc.+ .       29,906                39,400
      6,000   Women First HealthCare Inc.+ .        4,875                28,080
                                             ------------          ------------
                                                  811,560               847,779
                                             ------------          ------------
              HOME FURNISHINGS -- 0.0%
     20,000   Carlyle Industries Inc.+ .....       20,350                 5,600
                                             ------------          ------------
              HOTELS AND GAMING -- 0.7%
         29   Fair Grounds Corp. ...........      177,460               209,162
                                             ------------          ------------
              MISCELLANEOUS MANUFACTURER -- 0.1%
      4,300   American Locker Group Inc. ...       52,489                44,075
                                             ------------          ------------
              PUBLISHING -- 2.0%
     80,000   PRIMEDIA Inc.+ ...............      132,115               111,200
     59,500   Thomas Nelson Inc.+ ..........      526,605               523,600
                                             ------------          ------------
                                                  658,720               634,800
                                             ------------          ------------
              REAL ESTATE -- 1.5%
      2,508   Biloxi Marsh Lands Corp. .....       20,623                32,604
     18,000   Calcasieu Real Estate &
               Oil Co. Inc.+ ...............      105,250               108,000
         94   Case Pomeroy & Co. Inc., Cl. A       87,675                97,666
         82   Case Pomeroy & Co. Inc., Cl. B       98,986                82,574
      8,580   Gyrodyne Company of
               America Inc.+ ...............      140,463               137,237
                                             ------------          ------------
                                                  452,997               458,081
                                             ------------          ------------
              RETAIL -- 0.2%
      5,000   CoolBrands International Inc.+        6,746                22,506
      6,000   Lillian Vernon Corp. .........       75,900                32,940
                                             ------------          ------------
                                                   82,646                55,446
                                             ------------          ------------

                 See accompanying notes to financial statements.

THE GABELLI WESTWOOD MIGHTY MITES(SM) FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2002
--------------------------------------------------------------------------------
     SHARES                                       COST                  VALUE
     -------                                      ----                 -------
              COMMON STOCKS (CONTINUED)
              SPECIALTY CHEMICALS -- 2.1%
      5,080   General Chemical Group Inc.+ . $     35,746          $     13,462
      1,000   KMG Chemicals, Inc. ..........        3,270                 3,475
     40,000   Material Sciences Corp.+ .....      432,552               486,800
     35,000   Omnova Solutions Inc.+ .......      207,050               160,650
                                             ------------          ------------
                                                  678,618               664,387
                                             ------------          ------------
              TELECOMMUNICATIONS -- 1.0%
      6,540   ATX Communications Inc.+ .....       56,955                 2,420
      4,260   Community Service
               Communications Inc. .........       48,990                18,063
      2,796   D&E Communications Inc. ......       38,725                27,960
         80   Horizon Telecom Inc.+ ........        9,250                 9,120
        339   Horizon Telecom Inc., Cl. B+ (a)     39,073                38,646
      2,000   Lexcom Inc., Cl. B+ ..........      106,355               111,750
      5,676   New Ulm Telecom Inc.+ ........       58,690                60,591
      1,000   Shenandoah
               Telecommunications Co. ......       29,642                50,740
                                             ------------          ------------
                                                  387,680               319,290
                                             ------------          ------------
              TRANSPORTATION -- 0.1%
      2,500   Old Dominion Freight Line Inc.+      33,920                46,175
                                             ------------          ------------
              WIRELESS COMMUNICATIONS -- 0.0%
     30,000   Leap Wireless International Inc.+    47,166                 6,900
                                             ------------          ------------
              TOTAL COMMON STOCKS ..........   17,867,859            16,925,273
                                             ------------          ------------
              PREFERRED STOCKS -- 1.6%
              AUTOMOTIVE: PARTS AND ACCESSORIES -- 0.6%
     22,000   Jungheinerich AG Pfd. ........      178,557               183,281
                                             ------------          ------------
              BROADCASTING -- 1.0%
        532   Granite Broadcasting Corp.,
               12.750% Pfd. ................      224,996               319,200
                                             ------------          ------------
              TOTAL PREFERRED STOCKS .......      403,553               502,481
                                             ------------          ------------
              CONVERTIBLE PREFERRED STOCKS -- 1.9%
              BUSINESS SERVICES -- 1.9%
      6,000   Interep National Radio Sales Inc.,
               4.000% Cv. Pfd., Ser. A (a) .      600,000               600,000
                                             ------------          ------------
              DIVERSIFIED INDUSTRIAL -- 0.0%
      3,500   WHX Corp.,
               6.500% Cv. Pfd., Ser. A+ ....       24,415                15,400
                                             ------------          ------------
              TOTAL CONVERTIBLE
               PREFERRED STOCKS ............      624,415               615,400
                                             ------------          ------------

     SHARES                                       COST                  VALUE
     -------                                      ----                 -------
              WARRANTS -- 0.0%
              BUILDING AND CONSTRUCTION -- 0.0%
        400   Eagle Supply Group Inc.,
               Warrants expire 03/15/04+ ... $        450          $         48
                                             ------------          ------------
              BUSINESS SERVICES -- 0.0%
     37,500   Interep National Radio Sales Inc.
               Warrants expire 05/06/07+ (a)            0                     0
      1,666   MindArrow Systems Inc.,
               Warrants expire 08/03/05+ (a)            0                     0
                                             ------------          ------------
                                                        0                     0
                                             ------------          ------------
              TOTAL WARRANTS ...............          450                    48
                                             ------------          ------------

    PRINCIPAL
     AMOUNT
   ------------
              U.S. GOVERNMENT OBLIGATIONS -- 42.6%
              U.S. TREASURY BILLS -- 42.6%
$13,488,000   U.S. Treasury Bills,
               1.594% to 1.712%++,
               10/03/02 to 12/26/02 ........   13,475,887            13,476,290
                                             ------------          ------------
              TOTAL U.S. GOVERNMENT
               OBLIGATIONS .................   13,475,887            13,476,290
                                             ------------          ------------
              TOTAL INVESTMENTS -- 99.5% ... $ 32,372,164            31,519,492
                                             ============
              OTHER ASSETS AND
               LIABILITIES (NET) -- 0.5% .........................     (352,098)
                                                                   ------------
              NET ASSETS -- 100.0% ............................... $ 31,167,394
                                                                   ============
----------------
              For Federal tax purposes:
              Aggregate Cost ..................................... $ 32,392,921
                                                                   ============
              Gross unrealized appreciation ...................... $  1,557,646
              Gross unrealized depreciation ......................   (2,431,075)
                                                                   ------------
              Net unrealized depreciation ........................ $   (873,429)
                                                                   ============
  (a)    Security fair valued under procedures established by the Board of
         Directors.
  +      Non-income producing security.
  ++     Represents annualized yield at date of purchase.
  ADR -  American Depository Receipt.
  GDR -  Global Depository Receipt.


                 See accompanying notes to financial statements.
                                       21

THE GABELLI WESTWOOD FUNDS
STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2002

--------------------------------------------------------------------------------

                                               EQUITY         BALANCED     INTERMEDIATE     SMALLCAP        REALTY        MIGHTY
                                                FUND            FUND         BOND FUND     EQUITY FUND       FUND     MITES(SM) FUND
                                            ------------    ------------    -----------    -----------   -----------  -------------
ASSETS:
   Investments, at value
      (Cost $262,082,767, $160,950,505,
      $13,749,868, $16,150,091, $8,628,843
      and $32,372,164, respectively) ...... $223,582,831    $151,699,393    $14,617,034    $15,228,059    $8,596,078    $31,519,492
   Cash ...................................    4,630,060       7,401,627        759,077        323,788       553,330            705
   Dividends and interest receivable ......      482,840         930,358        167,652         21,139        55,694         16,970
   Receivable for Fund shares sold ........      349,958         210,259        212,032          6,383        19,310      1,013,450
   Receivable for investments sold ........    7,878,048       3,151,211             --      1,151,768        52,248        197,885
   Deferred organizational expense ........           --              --             --             --            --          5,770
                                            ------------    ------------    -----------    -----------   -----------   ------------
   TOTAL ASSETS ...........................  236,923,737     163,392,848     15,755,795     16,731,137     9,276,660     32,754,272
                                            ------------    ------------    -----------    -----------   -----------   ------------
LIABILITIES:
   Dividends payable ......................           --              --          2,711             --            --            --
   Payable for Fund shares redeemed .......      608,762         704,193        224,362            818       111,491      1,515,320
   Payable for investments purchased ......    2,870,752       5,419,079             --        380,302            --         23,078
   Payable for investment advisory fees ...      205,183         100,309         15,944         12,110        14,145         18,009
   Payable for distribution fees ..........       51,765          34,851          3,233          3,412         2,033         6,974
   Other accrued expenses .................       96,358          61,264         17,984         20,417        13,983         23,497
                                            ------------    ------------    -----------    -----------   -----------   ------------
   TOTAL LIABILITIES ......................    3,832,820       6,319,696        264,234        417,059       141,652      1,586,878
                                            ------------    ------------    -----------    -----------   -----------   ------------
   NET ASSETS ............................. $233,090,917    $157,073,152    $15,491,561    $16,314,078   $ 9,135,008   $ 31,167,394
                                            ============    ============    ===========    ===========   ===========   ============
NET ASSETS CONSIST OF:
   Share of beneficial interest,
     at par value ......................... $     16,095    $      4,047    $       768    $       653   $       649   $      1,650
   Additional paid-in capital .............  295,407,256     171,262,510     14,981,558     30,717,910     9,465,337     32,004,296
   Accumulated net investment income ......    1,623,151           7,892             --             --         2,205         20,415
   Accumulated net realized loss
      on investments ......................  (25,455,649)     (4,950,185)      (357,931)   (13,482,453)     (300,418)        (6,450)
   Net unrealized appreciation (depreciation)
      on investments ......................  (38,499,936)     (9,251,112)       867,166       (922,032)      (32,765)      (852,517)
                                            ------------    ------------    -----------    -----------   -----------   ------------
   TOTAL NET ASSETS ....................... $233,090,917    $157,073,152    $15,491,561    $16,314,078   $ 9,135,008   $ 31,167,394
                                            ============    ============    ===========    ===========   ===========   ============
SHARES OF BENEFICIAL INTEREST:
   CLASS AAA:
   Shares of beneficial interest
      outstanding ($0.001 par value) ......   32,936,925      15,646,927      1,341,585      2,164,425       909,525      2,755,519
                                              ==========      ==========      =========      =========       =======      =========
   NET ASSET VALUE, offering and
      redemption price per share ..........        $7.02           $9.65         $11.30          $7.49        $10.03         $11.29
                                                   =====           =====         ======          =====        ======         ======
   CLASS A:
   Shares of beneficial interest
      outstanding ($0.001 par value) ......      258,728         599,137          4,950          9,413           329             79
                                                 =======         =======          =====          =====           ===             ==
   NET ASSET VALUE, offering and
      redemption price per share ..........        $6.99           $9.62         $11.30          $7.51        $10.04         $11.36
                                                   =====           =====         ======          =====        ======         ======
   Maximum sales charge ...................         4.00%           4.00%          4.00%          4.00%         4.00%          4.00%
                                                    ====            ====           ====          =====        ======         ======
   Maximum offering price per share
      (NAV (divide)  0.96,
      based on maximum sales
      charge of 4.00% of the
      offering price at
      September 30, 2002) .................        $7.28          $10.02         $11.77          $7.82        $10.46         $11.83
                                                   =====          ======         ======          =====        ======         ======
   CLASS B:
   Shares of beneficial interest
      outstanding ($0.001 par value) ......        7,589          11,737         20,228          4,168           936            346
                                                   =====          ======         ======          =====           ===            ===
   NET ASSET VALUE and offering
      price per share (a) .................        $6.97           $9.63         $11.29          $7.41        $10.07         $11.24
                                                   =====           =====         ======          =====        ======         ======
   CLASS C:
   Shares of beneficial interest
      outstanding ($0.001 par value) ......        4,706          29,500          4,406             10            10          5,327
                                                   =====          ======          =====             ==            ==          =====
   NET ASSET VALUE and offering
      price per share (a) .................        $6.98           $9.62         $11.29          $7.47        $10.26         $11.19
                                                   =====           =====         ======          =====        ======         ======

(a) Redemption price varies based on length of time held.

------------------------------------------------------------------------------------------------------------------------------------

                 See accompanying notes to financial statements.

                                       22


THE GABELLI WESTWOOD FUNDS
STATEMENT OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2002


                                               EQUITY         BALANCED     INTERMEDIATE     SMALLCAP        REALTY        MIGHTY
                                                FUND            FUND         BOND FUND     EQUITY FUND       FUND     MITES(SM) FUND
                                            ------------    ------------    -----------    -----------   -----------  -------------
INVESTMENT INCOME:

   Dividends                                $  6,423,498    $  2,358,943    $        --    $   117,144   $   356,880   $    285,189
   Interest                                        8,458       3,380,213        500,304             --            --        188,189
                                            ------------    ------------    -----------    -----------   -----------   ------------
   TOTAL INVESTMENT INCOME                     6,431,956       5,739,156        500,304        117,144       356,880        473,378
                                            ------------    ------------    -----------    -----------   -----------   ------------
EXPENSES:

   Investment advisory fees                    2,842,353       1,260,086         59,212        222,957        60,063        267,269
   Distribution fees-- Class AAA                 704,815         403,550         24,293         55,633        14,995         66,647
   Distribution fees-- Class A                    11,268          32,457            193             29            21              2
   Distribution fees-- Class B                       406             583            665            350            41             47
   Distribution fees-- Class C                       153             426            309              1             6            627
   Legal and audit fees                           77,559          53,733         24,844         25,532        16,285         21,504
   Custodian fees                                 98,530          86,321         11,625         27,527        14,841         24,459
   Shareholder services fees                     276,075         116,765         16,904         19,985         9,837         37,308
   Registration fees                              43,912          38,322         26,192         30,352        35,723         40,803
   Shareholder report expenses                    62,949          32,743          1,868          4,952         1,616          6,562
   Organizational expenses                            --              --             --          1,288         1,764          9,505
   Trustee fees                                    9,414           5,441            280            859           244            745
   Miscellaneous expenses                         37,330          33,950          1,980          2,856         1,856          2,294
                                            ------------    ------------    -----------    -----------   -----------   ------------
   TOTAL EXPENSES                              4,164,764       2,064,377        168,365        392,321       157,292        477,772
                                            ------------    ------------    -----------    -----------   -----------   ------------
   LESS:

      Expense reimbursements                          --              --        (63,675)       (46,018)      (61,588)       (76,289)
      Custodian fee credits                      (98,380)        (82,541)        (5,215)       (11,595)       (5,490)           (75)
                                            ------------    ------------    -----------    -----------   -----------   ------------
      TOTAL REIMBURSEMENTS AND CREDITS           (98,380)        (82,541)       (68,890)       (57,613)      (67,078)       (76,364)
                                            ------------    ------------    -----------    -----------   -----------   ------------
      TOTAL NET EXPENSES                       4,066,384       1,981,836         99,475        334,708        90,214        401,408
                                            ------------    ------------    -----------    -----------   -----------   ------------
   NET INVESTMENT INCOME (LOSS)                2,365,572       3,757,320        400,829       (217,564)      266,666         71,970
                                            ------------    ------------    -----------    -----------   -----------   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:

   Net realized gain (loss) on investments   (20,399,167)     (2,930,183)        82,808     (4,127,857)      (27,106)       239,684
   Net change in unrealized appreciation
      (depreciation) on investments          (25,480,301)     (9,724,124)       481,747      1,237,352      (237,735)      (379,983)
                                            ------------    ------------    -----------    -----------   -----------   ------------
   NET REALIZED AND UNREALIZED GAIN (LOSS)

      ON INVESTMENTS                         (45,879,468)    (12,654,307)       564,555     (2,890,505)    (264,841)       (140,299)
                                            ------------    ------------    -----------    -----------   -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                $(43,513,896)   $ (8,896,987)      $965,384    $(3,108,069)   $    1,825   $    (68,329)
                                            ============    ============       ========    ===========    ==========   ============


                 See accompanying notes to financial statements.

                                       23

THE GABELLI WESTWOOD FUNDS
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                     EQUITY FUND                  BALANCED FUND
                                                     -----------                  -------------
                                          FOR THE YEAR ENDED SEPTEMBER 30, FOR THE YEAR ENDED SEPTEMBER 30,
                                            ----------------------------   ---------------------------
                                                 2002            2001           2002           2001
                                            ------------    ------------   ------------   ------------
OPERATIONS:

   Net investment income                    $  2,365,572    $  1,176,136    $ 3,757,320   $  3,705,260
   Net realized loss on
     investment transactions                 (20,399,167)     (1,564,975)    (2,930,183)      (163,589)

   Net change in unrealized depreciation
      on investments                         (25,480,301)    (47,322,851)    (9,724,124)   (14,176,811)
                                            ------------    ------------   ------------   ------------
   Net decrease in net assets
      resulting from operations              (43,513,896)    (47,711,690)    (8,896,987)   (10,635,140)
                                            ------------    ------------   ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

   Net investment income

      Class AAA                               (1,622,258)       (257,876)    (3,627,329)    (3,635,369)
      Class A                                     (6,951)             --       (127,602)      (144,304)
      Class B                                        (88)             --         (1,458)           (16)
      Class C                                         --              --           (890)            --
                                            ------------    ------------   ------------   ------------
                                              (1,629,297)       (257,876)    (3,757,279)    (3,779,689)
                                            ------------    ------------   ------------   ------------
   Net realized gain on investment transactions
      Class AAA                                       --     (25,966,110)       (14,844)   (12,658,294)
      Class A                                         --        (257,434)          (628)      (642,947)
      Class B                                         --              --             --             --
      Class C                                         --              --             (1)            --
                                            ------------    ------------   ------------   ------------
                                                      --     (26,223,544)       (15,473)   (13,301,241)
                                            ------------    ------------   ------------   ------------
   Total distributions to shareholders        (1,629,297)    (26,481,420)    (3,772,752)   (17,080,930)
                                            ------------    ------------   ------------   ------------
SHARES OF BENEFICIAL INTEREST TRANSACTIONS:
   Proceeds from shares issued
      Class AAA                               89,564,032     175,131,215     43,867,479     69,230,109
      Class A                                    388,034         677,729        700,362        530,320
      Class B                                     93,096          29,910        229,297          2,364
      Class C                                     38,238           5,000        388,035          6,700
                                            ------------    ------------   ------------   ------------
                                              90,083,400     175,843,854     45,185,173     69,769,493
                                            ------------    ------------   ------------   ------------
   Proceeds from reinvestment of dividends
      Class AAA                                1,467,945      25,018,078      3,390,910     15,779,611
      Class A                                      6,481         253,313        102,741        602,855
      Class B                                         88              --          1,292             16
      Class C                                         --              --            663             --
                                            ------------    ------------   ------------   ------------
                                               1,474,514      25,271,391      3,495,606     16,382,482
                                            ------------    ------------   ------------   ------------
   Cost of shares redeemed
      Class AAA                              (80,914,475)    (64,843,765)   (38,302,798)   (43,671,838)
      Class A                                   (328,729)       (322,528)    (1,094,222)    (1,173,637)
      Class B                                    (58,808)             --       (101,002)            --
      Class C                                     (4,210)             --       (100,000)            --
                                            ------------    ------------   ------------   ------------
                                             (81,306,222)    (65,166,293)   (39,598,022)   (44,845,475)
                                            ------------    ------------   ------------   ------------
   Net increase (decrease) in net assets from
      shares of beneficial interest
      transactions                            10,251,692     135,948,952     9,082,757      41,306,500
                                            ------------    ------------   ------------   ------------
   Net increase (decrease) in net assets     (34,891,501)     61,755,842     (3,586,982)    13,590,430
NET ASSETS:

   Beginning of period                       267,982,418     206,226,576    160,660,134    147,069,704
                                            ------------    ------------   ------------   ------------
   End of period                            $233,090,917    $267,982,418   $157,073,152   $160,660,134
                                            ============    ============   ============   ============
   Undistributed net investment income      $  1,623,151    $    894,633   $      7,892   $         --
                                            ============    ============   ============   ============


                 See accompanying notes to financial statements.
                                       24


THE GABELLI WESTWOOD FUNDS
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                INTERMEDIATE BOND FUND        SMALLCAP EQUITY FUND
                                                ----------------------        --------------------
                                          FOR THE YEAR ENDED SEPTEMBER 30, FOR THE YEAR ENDED SEPTEMBER 30,
                                            ----------------------------   ---------------------------
                                                 2002            2001           2002           2001
                                            ------------    ------------   ------------   ------------

   Net investment income (loss)             $    400,829    $    362,710   $   (217,564)  $   (351,523)
   Net realized gain (loss) on
     investment transactions                      82,808          47,450    (4,127,857      (8,068,229)

   Net change in unrealized appreciation
      (depreciation) on investments              481,747         485,527      1,237,352     (7,357,058)
                                            ------------    ------------   ------------   ------------
   Net increase (decrease) in net assets
      resulting from operations                  965,384         895,687     (3,108,069)   (15,776,810)
                                            ------------    ------------   ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:

   Net investment income

      Class AAA                                 (395,578)       (361,599)            --             --
      Class A                                     (2,234)           (605)            --             --
      Class B                                     (1,965)           (460)            --             --
      Class C                                     (1,052)             (5)            --             --
                                             ------------    ------------   ------------   ------------
                                                (400,829)       (362,669)            --             --
                                            ------------    ------------   ------------   ------------
   Net realized gain on investment transactions
      Class AAA                                       --              --             --     (7,390,090)
      Class A                                         --              --             --             --
      Class B                                         --              --             --             --
      Class C                                         --              --             --             --
                                            ------------    ------------   ------------   ------------
                                                      --                             --     (7,390,090)
                                            ------------    ------------   ------------   ------------
   Return of capital

      Class AAA                                       --              --             --       (700,170)
                                            ------------    ------------   ------------   ------------
                                                      --              --             --       (700,170)
                                            ------------    ------------   ------------   ------------
   Total distributions to shareholders          (400,829)       (362,669)            --     (8,090,260)
                                            ------------    ------------   ------------   ------------
SHARES OF BENEFICIAL INTEREST TRANSACTIONS:
   Proceeds from shares issued
      Class AAA                               19,846,018       9,958,707     16,704,882     20,017,072
      Class A                                      3,178          90,201         72,096             --
      Class B                                    288,731          22,242          8,326         38,420
      Class C                                    138,031           9,559          1,174             --
                                            ------------    ------------   ------------   ------------
                                              20,275,958      10,080,709     16,786,478     20,055,492
                                            ------------    ------------   ------------   ------------
   Proceeds from reinvestment of dividends
      Class AAA                                  354,460         313,068             --      8,003,596
      Class A                                      2,162             605             --             --
      Class B                                      1,797             459             --             --
      Class C                                        941              --             --             --
                                            ------------    ------------   ------------   ------------
                                                 359,360         314,132             --      8,003,596
                                            ------------    ------------   ------------   ------------
   Cost of shares redeemed
      Class AAA                              (13,736,361)     (9,113,671)   (19,160,802)   (17,303,632)
      Class A                                    (44,762)             --             --             --
      Class B                                    (93,936)             --         (1,365)          (209)
      Class C                                    (89,343)         (9,559)        (1,061)            --
                                            ------------    ------------   ------------   ------------
                                             (13,964,402)     (9,123,230)   (19,163,228)   (17,303,841)
                                            ------------    ------------   ------------   ------------
   Net increase in net assets from
      shares of beneficial
      interest transactions                    6,670,916       1,271,611    (2,376,750)     10,755,247
                                            ------------    ------------   ------------   ------------
   Net increase (decrease) in net assets       7,235,471       1,804,629     (5,484,819)   (13,111,823)
NET ASSETS:

   Beginning of period                         8,256,090       6,451,461     21,798,897     34,910,720
                                            ------------    ------------   ------------   ------------
   End of period                            $ 15,491,561    $  8,256,090   $ 16,314,078   $ 21,798,897
                                            ============    ============   ============   ============


                 See accompanying notes to financial statements.
                                       25


THE GABELLI WESTWOOD FUNDS
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------

                                                     REALTY FUND              MIGHTY MITES(SM) FUND
                                                ----------------------        --------------------
                                          FOR THE YEAR ENDED SEPTEMBER 30, FOR THE YEAR ENDED SEPTEMBER 30,
                                            ----------------------------   ---------------------------
                                                 2002            2001           2002           2001
                                            ------------    ------------   ------------   ------------
OPERATIONS:

   Net investment income                      $  266,666     $   125,449    $    71,970     $  151,748
   Net realized gain (loss) on
     investment transactions                     (27,106)        136,618        239,684        (72,306)
   Net change in unrealized appreciation
      (depreciation) on investments             (237,735)         34,883       (379,983)      (923,162)
                                            ------------    ------------   ------------   ------------
   Net increase (decrease) in net assets
      resulting from operations                    1,825         296,950        (68,329)      (843,720)
                                            ------------    ------------   ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:

   Net investment income

      Class AAA                                 (283,561)       (113,298)      (166,142)       (89,205)
      Class A                                       (138)            (59)            --           (228)
      Class B                                       (184)             --            (14)           --
      Class C                                         (2)             --           (317)           --
                                            ------------    ------------   ------------   ------------
                                                (283,885)       (113,357)      (166,473)       (89,433)
                                            ------------    ------------   ------------   ------------
   Net realized gain on investment transactions
      Class AAA                                       --              --             --     (2,641,964)
      Class A                                         --              --             --         (8,512)
      Class B                                         --              --             --            --
      Class C                                         --              --             --            --
                                            ------------    ------------   ------------   ------------
                                                      --              --             --     (2,650,476)
                                            ------------    ------------   ------------   ------------
   Total distributions to shareholders          (283,885)       (113,357)      (166,473)    (2,739,909)
                                            ------------    ------------   ------------   ------------
SHARES OF BENEFICIAL INTEREST TRANSACTIONS:
   Proceeds from shares issued
      Class AAA                               13,236,562       1,964,823     41,806,432     10,722,665
      Class A                                     12,575         168,184            990            134
      Class B                                     11,501              --          4,430          4,490
      Class C                                     23,753              --        119,384         21,229
                                            ------------    ------------   ------------   ------------
                                              13,284,391       2,133,007     41,931,236     10,748,518
                                            ------------    ------------   ------------   ------------
   Proceeds from reinvestment of dividends
      Class AAA                                  245,774          81,122        158,908      2,649,998
      Class A                                        136              59             --          8,740
      Class B                                        183              --             14            --
      Class C                                          2              --            317            --
                                            ------------    ------------   ------------   ------------
                                                 246,095          81,181        159,239      2,658,738
                                            ------------    ------------   ------------   ------------
   Cost of shares redeemed
      Class AAA                               (7,604,936)     (1,556,095)   (28,024,044)    (7,563,352)
      Class A                                    (12,701)       (157,561)       (56,837)           --
      Class B                                     (1,410)             --         (4,901)           --
      Class C                                    (23,239)             --        (76,445)           --
                                            ------------    ------------   ------------   ------------
                                              (7,642,286)     (1,713,656)   (28,162,227)  (7,563,352)
                                            ------------    ------------   ------------   ------------
   Net increase in net assets from
      shares of beneficial
      interest transactions                    5,888,200         500,532    13,928,248      5,843,904
                                            ------------    ------------   ------------   ------------
   Net increase in net assets                  5,606,140         684,125     13,693,446     2,260,275
NET ASSETS:

   Beginning of period                         3,528,868       2,844,743     17,473,948    15,213,673
                                            ------------    ------------   ------------   ------------
   End of period                            $  9,135,008    $  3,528,868   $ 31,167,394   $17,473,948
                                            ============    ============   ============   ============
   Undistributed net investment income      $      2,205    $     17,660   $     20,415   $   105,589
                                            ============    ============   ============   ============


                 See accompanying notes to financial statements.

THE GABELLI WESTWOOD FUNDS
NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1. ORGANIZATION. The Gabelli Westwood Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company and currently consists of six active separate investment portfolios: Equity Fund, Balanced Fund, Intermediate Bond Fund, SmallCap Equity Fund, Realty Fund and Mighty Mites Fund (collectively, the "Funds"), each with four classes of shares known as the Class AAA Shares, Class A Shares, Class B Shares and Class C Shares. Each class of shares outstanding bears the same voting, dividend, liquidation and other rights and conditions, except that the expenses incurred in the distribution and marketing of such shares are different for each class. The Gabelli Westwood Cash Management Fund has not commenced operations.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded in the U.S.
over-the-counter market for which market quotations are readily available are valued at the last quoted sale price on that exchange or market as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors so determines, by such other method as the Board of Directors shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors determine such does not reflect the securities fair value, in which case these securities will be valued at their fair value as determined by the Board of Directors. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

ACCOUNTING FOR REAL ESTATE INVESTMENT TRUSTS. The Funds own shares of Real Estate Investment Trusts ("REITS") which report information on the source of their distributions annually. Distributions received from REITS during the year which are known to be a return of capital are recorded as a reduction to the cost of the individual REIT.

FOREIGN CURRENCY TRANSLATION. The books and records of the Trust are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized

THE GABELLI WESTWOOD FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

appreciation/depreciation on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Trust and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends from net investment income are declared and paid annually for the Equity Fund, SmallCap Equity Fund and Mighty Mites Fund, and quarterly for the Balanced Fund and Realty Fund. The Intermediate Bond Fund declares dividends daily and pays those dividends monthly. Distributions of net realized gain on investments are normally declared and paid at least annually by each Fund. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds.

For the year ended September 30, 2002, the following reclassifications were made to increase (decrease) such accounts with offsetting adjustments to additional paid-in-capital. These reclassifications related primarily to distributions from Real Estate Investment Trusts, net operating losses and nondeductible organizational costs.

                     ACCUMULATED UNDISTRIBUTED         ACCUMULATED REALIZED
                   NET INVESTMENT INCOME (LOSS)     GAIN (LOSS) ON INVESTMENTS
                   ---------------------------      --------------------------
 Equity Fund                $ (7,757)                        $ 7,757
 Balanced Fund                 7,851                          (7,851)
 SmallCap Equity Fund        217,564                              38
 Realty Fund                   1,764                               0
 Mighty Mites Fund             9,329                             177


The tax character of distributions paid during the fiscal year ended September 30, 2002 were as follows:

                                                    INTERMEDIATE     SMALLCAP                   MIGHTY
                               EQUITY      BALANCED       BOND         EQUITY       REALTY     MITES(SM)
                                FUND         FUND         FUND          FUND         FUND       FUND
                             ----------   ----------    --------     ----------   ----------  ----------
Distributions paid from:
Ordinary income
   (inclusive of short term
    capital gains)           $1,629,297    $3,757,279    $400,829        --       $283,885      $166,473
Net long term capital gains          --        15,473          --        --             --            --
                             ----------    ----------    --------  --------       --------      --------
Total taxable distributions  $1,629,297    $3,772,752    $400,829        --       $283,885      $166,473
                             ==========    ==========    ========  ========       ========      ========

--------------------------------------------------------------------------------

THE GABELLI WESTWOOD FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

PROVISION FOR INCOME TAXES. The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that they distribute all of their taxable income for the fiscal year.

As  of  September  30,  2002,  the  components  of   distributable   accumulated
earnings/(losses) on a tax basis were as follows:

                                                          INTERMEDIATE     SMALLCAP                     MIGHTY
                               EQUITY      BALANCED           BOND          EQUITY          REALTY      MITES(SM)
                                FUND         FUND             FUND           FUND            FUND        FUND
                             ----------  ------------       ---------    ------------     ---------   ---------
Undistributed ordinary
   income                  $  1,623,151     $   7,892        $  2,711              --      $  2,205    $ 34,898
Capital loss
   carryforward              (5,455,742)   (1,323,084)       (355,159)   $ (8,845,179)     (189,503)         --
Unrealized appreciation/
   (depreciation)           (40,042,279)   (9,773,395)        864,394      (1,337,537)     (104,961)   (873,429)
                             ----------  ------------       ---------    ------------     ---------   ---------
Total accumulated
    income/(loss)          $(43,874,870) $(11,088,587)      $ 511,946    $(10,182,716)    $(292,259)  $(838,531)
                             ==========  ============       =========    ============     =========   =========

The difference between book and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax basis deferral of losses on wash sales and a REIT return of capital basis adjustment.

DETERMINATION OF NET ASSET VALUE AND CALCULATION OF EXPENSES. Expenses directly attributable to a Fund are charged to that Fund. Other expenses are allocated proportionately among each Fund within the Trust in relation to the net assets of each Fund or on another reasonable basis. In calculating net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are solely borne by the class incurring the expense.

CONCENTRATION RISK. The Realty Fund invests a substantial portion of its assets in REITS; therefore it may be more affected by economic developments in the real estate industry than would a general equity fund.

3. INVESTMENT ADVISORY AGREEMENTS. The Funds have entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Funds will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% for the Equity Fund, SmallCap Equity Fund, Realty Fund and Mighty Mites Fund, 0.75% for the Balanced Fund, and 0.60% for the Intermediate Bond Fund, of each Fund's average daily net assets. The Adviser has contractually agreed to waive its investment advisory fee and/or reimburse expenses to the Intermediate Bond Fund, SmallCap Equity Fund, Realty Fund and Mighty Mites Fund in the event annual expenses of such Funds exceed certain prescribed limits. Such fee waiver/reimbursement arrangement will continue until at least September 30, 2003. For the year ended September 30, 2002, the Adviser was entitled to fees of $2,842,353, $222,957, $60,063, $267,269, $1,260,086 and
$59,212 for the Equity, SmallCap Equity, Realty, Mighty Mites, Balanced and Intermediate Bond Funds, respectively. For the year ended September 30, 2002, the Adviser waived fees or reimbursed expenses in the amounts of $46,018, $61,588, $76,289 and $63,675 for the SmallCap Equity, Realty, Mighty Mites and Intermediate Bond Funds, respectively.

The Intermediate Bond Fund, SmallCap Equity Fund, Realty Fund and Mighty Mites Fund are obliged to repay the Adviser for a period of two fiscal years following the fiscal year in which the Adviser reimbursed the Fund only to the extent that the operating expenses of the Fund fall below the applicable expense limitation for Class AAA of 1.00%, 1.50%, 1.50% and 1.50%, respectively and for Class Aof 1.10%, 1.75%, 1.75% and 1.75%, respectively, and for Class B and C of 1.75%, 2.25%, 2.25% and 2.25%, respectively of average daily net assets, the annual limitation under the plan. As of September 30, 2002 the cumulative unreimbursed amounts which may be recovered by the Adviser within the next two fiscal years are $134,260, $86,938, $145,801 and $181,683 for the Intermediate Bond, SmallCap Equity, Realty and Mighty Mites Funds, respectively.

THE GABELLI WESTWOOD FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

The Funds, with the exception of the Mighty Mites Fund, have also entered into a sub-advisory agreement with Westwood Management Corp. (the "Sub-Adviser") whereby the Adviser pays the Sub-Adviser the greater of $150,000 per year on an aggregate basis for the Funds or a fee of 35% of net revenues to the Adviser from the Funds. For the year ended September 30, 2002, the Adviser paid to the Sub-Adviser fees of $866,619, $67,902, $18,386, $512,577 and $30,201 for the
Equity, SmallCap Equity, Realty, Balanced and Intermediate Bond Funds, respectively.

4. DISTRIBUTION PLANS. The Funds have adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act. Gabelli & Company, Inc. ("Gabelli & Company"), an affiliate of the Adviser, serves as distributor of the Funds. The Class AAA Share Plan authorizes payment by the Funds to Gabelli & Company in connection with the distribution of its Class AAA shares at an annual rate of 0.25% of the average daily net assets of those Funds each fiscal year. Such payments are accrued daily and paid monthly.

Under the Class A Share Plan, payments are authorized to Gabelli & Company in connection with the distribution of its Class A shares at an annual rate of 0.50% and for the Intermediate Bond Fund at an annual rate of 0.35% of the average daily net assets of those Funds each fiscal year. Such payments are accrued daily and paid monthly.

Under the Class B Share Plan, payments are authorized to Gabelli & Company in connection with the distribution and service of its Class B Shares at an annual rate of 1.00% of the average daily net assets of those Funds each fiscal year. Such payments are accrued daily and paid monthly.

Under the Class C Share Plan, payments are authorized to Gabelli & Company in connection with the distribution and service of its Class C Shares at an annual rate of 1.00% of the average daily net assets of those Funds each fiscal year. Such payments are accrued daily and paid monthly.

5. ORGANIZATIONAL EXPENSES. The organizational expenses of the Funds are being amortized on a straight-line basis over a period of 60 months from the commencement of the respective Fund's investment operations.

      6. PORTFOLIO SECURITIES. Purchases and sales of securities for the year ended September 30, 2002, other than short term securities, are as follows:

                          PURCHASES        SALES        PURCHASES      SALES
                        (EXCLUDING U.S.  (EXCLUDING U.S.   OF U.S.      OF U.S.
                          GOVERNMENT)     GOVERNMENT)    GOVERNMENT   GOVERNMENT
                         ------------    ------------   -----------  -----------
 Equity Fund             $236,686,493    $231,853,715            --           --
 Balanced Fund            103,017,069      97,466,824   $26,064,882  $25,978,138
 Intermediate Bond Fund     1,297,238       1,003,070     7,575,441    3,133,975
 SmallCap Equity Fund      42,868,411      46,014,659            --           --
 Realty Fund                8,186,899       2,697,029            --           --
 Mighty Mites Fund         11,741,132       2,941,824            --           --

THE GABELLI WESTWOOD FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------
7. TRANSACTIONS WITH AFFILIATES. During the year ended September 30, 2002, the Mighty Mites Fund paid brokerage commissions of $39,180 to Gabelli & Company and its affiliates.

Gabelli & Company has informed the Trust that it received commissions (sales charges and underwriting fees) from investors on sales or redemptions of Fund shares in the amount of $474.

The cost of calculating each Fund's net asset value per share is a Fund expense pursuant to the InvestmentAdvisory Agreement between each Fund and Gabelli Advisers,Inc. (the "Adviser"). During fiscal 2002, the Gabelli Westwood Equity Fund and the GabelliWestwood Balanced Fund reimbursed the Adviser $26,100 each in connection with the cost of computing such Fund's net asset value.

8. FEDERAL INCOME TAX INFORMATION. The Equity Fund has capital loss carryforwards for Federal income tax purposes of $5,455,742 available through September 2010. The Balanced Fund has capital loss carryforwards for Federal income tax purposes of $1,323,084 available through September 2010. The Intermediate Bond Fund utilized capital loss carryforwards of $81,730 during the year and has capital loss carryforwards for Federal income tax purposes of $179,359, $107,989 and $67,811 available through September 2003, 2008 and 2009, respectively. The SmallCap Equity Fund has capital loss carryforwards for Federal income tax purposes of $8,845,179 available through September 2010. The Realty Fund utilized capital loss carryforwards of $19,804 during the year and has capital loss carryforwards for Federal income tax purposes of $3,953 and $185,550 available through September 2007 and 2008, respectively. These loss carryforwards are available to reduce distributions of net capital gains to shareholders.

Under the current tax law, capital losses related to securities and foreign currency realized after October 31 and prior to the Fund's fiscal year end may be deferred as occurring on the first day of the following year. For the fiscal year ended September 30, 2002 the Funds elected to defer capital losses as follows:

                                                        DEFERRED LOSS
                                                        --------------
       Equity Fund                                       $18,457,564
       Balanced Fund                                       3,104,818
       SmallCap Equity Fund                                4,221,769
       Realty Fund                                            38,719
       Mighty Mites Fund                                         176

THE GABELLI WESTWOOD FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
9. SHARES OF BENEFICIAL INTEREST. Transactions in shares of beneficial interest were as follows:

                                            EQUITY FUND              BALANCED FUND         INTERMEDIATE BOND FUND
                                    -------------------------  --------------------------  ------------------------
                                    YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED    YEAR ENDED   YEAR ENDED
                                   SEPTEMBER 30,  SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30,
CLASS AAA                              2002           2001         2002          2001          2002         2001
                                    ----------     ----------    ----------    ----------    ----------    --------
Shares sold                         10,290,139     17,592,160     4,099,924     5,975,164     1,825,733     956,243
Shares issued upon
   reinvestment of dividends           164,016      2,603,323       320,307     1,408,135        32,739      29,891
Shares redeemed                     (9,466,722)    (6,596,565)   (3,595,497)   (3,800,481)   (1,269,002)   (874,095)
                                    ----------     ----------    ----------    ----------    ----------    --------
   Net increase in

      Class AAA shares                 987,433     13,598,918       824,734     3,582,818       589,470     112,039
                                    ==========     ==========    ==========    ==========    ==========    ========
CLASS A

Shares sold                             44,412         67,765        68,122        45,927           282       8,512
Shares issued upon reinvestment
   of dividends                            726         26,414         9,744        53,928           200          56
Shares redeemed                        (39,327)       (33,417)     (102,674)     (100,309)       (4,100)         --
                                    ----------     ----------    ----------    ----------    ----------    --------
   Net increase (decrease) in
      Class A shares                     5,811         60,762       (24,808)         (454)       (3,618)      8,568
                                    ==========     ==========    ==========    ==========    ==========    ========
CLASS B

Shares sold                             12,326          3,254        21,585           211        26,399       2,112
Shares issued upon reinvestment
   of dividends                             10             --           124            --           164          43
Shares redeemed                         (8,001)            --       (10,183)           --        (8,490)         --
                                    ----------     ----------    ----------    ----------    ----------    --------
   Net increase in Class B shares        4,335          3,254        11,526           211        18,073       2,155
                                    ==========     ==========    ==========    ==========    ==========    ========
CLASS C

Shares sold                              4,706            488        39,173           659        12,812         901
Shares issued upon reinvestment
   of dividends                             --             --            63            --            87          --
Shares redeemed                           (488)            --       (10,395)           --        (8,493)       (901)
                                    ----------     ----------    ----------    ----------    ----------    --------
   Net increase in Class C shares        4,218            488        28,841           659         4,406          --
                                    ==========     ==========    ==========    ==========    ==========    ========

                                       SMALLCAP EQUITY FUND            REALTY FUND            MIGHTY MITES(SM) FUND
                                    -------------------------   ------------------------     --------------------
CLASS AAA

Shares sold                          1,649,382      1,503,602     1,255,344       207,777     3,521,822     895,529
Shares issued upon reinvestment
   of dividends                             --        674,239        23,688         8,631        13,915     248,593
Shares redeemed                     (1,942,293)    (1,300,025)     (730,706)     (167,732)   (2,364,307)   (642,887)
                                    ----------     ----------    ----------    ----------    ----------    --------
   Net increase (decrease)
    in Class AAA shares               (292,911)       877,816       548,326       48,676      1,171,430     501,235
                                    ==========     ==========    ==========    ==========    ==========    ========

Shares sold                              9,413                        1,168         6,344            79          --
Shares issued upon reinvestment
   of dividends                             --                           13             6            --         820
Shares redeemed                             --                       (1,158)      (16,044)       (4,280)         --
                                    ----------     ----------    ----------    ----------    ----------    --------
   Net increase (decrease) in
     Class A shares                      9,413                           23           306       (4,201)         820
                                    ==========     ==========    ==========    ==========    ==========    ========
CLASS B

Shares sold                                832          3,490         1,059                         386         377
Shares issued upon reinvestment
   of dividends                             --             --            18                           1          --
Shares redeemed                           (135)           (19)         (141)                       (418)         --
                                    ----------     ----------    ----------    ----------    ----------    --------
   Net increase (decrease) in
     Class B shares                        697          3,471           936                         (31)        377
                                    ==========     ==========    ==========    ==========    ==========    ========
CLASS C

Shares sold                                121                        2,351                      10,065       1,743
Shares issued upon reinvestment
   of dividends                             --                            1                          28          --
Shares redeemed                           (111)                      (2,342)                     (6,509)         --
                                    ----------     ----------    ----------    ----------    ----------    --------
   Net increase in Class C shares           10                           10                       3,584       1,743
                                    ==========     ==========    ==========    ==========    ==========    ========

THE GABELLI WESTWOOD FUNDS
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period:

                                     OPERATING PERFORMANCE                        DISTRIBUTIONS TO SHAREHOLDERS
                            ---------------------------------------      -------------------------------------------
                                              NET
                                            REALIZED
                NET ASSET       NET           AND            TOTAL                         NET                             NET
                  VALUE,    INVESTMENT   UNREALIZED GAIN     FROM            NET         REALIZED                      ASSET VALUE,
PERIOD ENDED    BEGINNING     INCOME       (LOSS) ON      INVESTMENT     INVESTMENT      GAIN ON          TOTAL          END OF
SEPTEMBER 30    OF PERIOD    (LOSS)(D)    INVESTMENTS     OPERATIONS       INCOME       INVESTMENTS    DISTRIBUTIONS     PERIOD
------------    ---------    ---------    -----------     ----------     ----------     -----------    -------------    ----------
EQUITY FUND

CLASS AAA
2002             $ 8.32       $ 0.07      $  (1.32)        $  (1.25)       $(0.05)            --          $(0.05)         $ 7.02
2001              11.12         0.04         (1.52)           (1.48)        (0.01)        $(1.31)          (1.32)           8.32
2000              10.46        (0.00)(c)      1.86             1.86         (0.02)         (1.18)          (1.20)          11.12
1999               8.99         0.04          1.72             1.76         (0.06)         (0.23)          (0.29)          10.46
1998               9.57         0.07         (0.22)           (0.15)        (0.06)         (0.37)          (0.43)           8.99

CLASS
2002             $ 8.29       $ 0.05      $  (1.32)        $  (1.27)       $(0.03)            --          $(0.03)         $ 6.99
2001              11.10         0.02         (1.52)           (1.50)           --         $(1.31)          (1.31)           8.29
2000              10.46        (0.03)         1.85             1.82            --          (1.18)          (1.18)          11.10
1999               8.97         0.02          1.73             1.75         (0.03)         (0.23)          (0.26)          10.46
1998               9.57         0.08         (0.25)           (0.17)        (0.06)         (0.37)          (0.43)           8.97

CLASS B
2002             $ 8.29       $ 0.02      $  (1.32)        $  (1.30)       $(0.02)            --          $(0.02)         $ 6.97
2001 (e)           9.65        (0.01)        (1.35)           (1.36)           --             --              --            8.29

CLASS C
2002             $ 8.28       $ 0.01      $  (1.31)        $  (1.30)           --             --              --          $ 6.98
2001 (f)          10.25        (0.01)        (1.96)           (1.97)           --             --              --            8.28

                                          RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
                             --------------------------------------------------------------------------------

                                              NET
                             NET ASSETS,  INVESTMENT         EXPENSES             EXPENSES
                               END OF    INCOME (LOSS)        NET OF               BEFORE            PORTFOLIO
PERIOD ENDED     TOTAL         PERIOD      TO AVERAGE         WAIVERS/             WAIVERS/          TURNOVER
SEPTEMBER 30     RETURN+     (IN 000'S)     NET ASSETS    REIMBURSEMENTS(A)    REIMBURSEMENTS(B)       RATE
------------     ------      ---------    ------------    -----------------    -----------------    ----------
EQUITY FUND

CLASS AAA
2002             (15.1)%      $231,197        0.84%             1.46%                 1.46%              84%
2001             (14.9)        265,855        0.45              1.43                  1.43               87
2000              19.3         204,094       (0.00)             1.48                  1.48               91
1999              19.8         155,036        0.38              1.49                  1.49               67
1998              (1.4)        175,391        0.73              1.47                  1.47               77

CLASS
2002             (15.4)%       $ 1,808        0.59%             1.71%                 1.71%              84%
2001             (15.1)          2,096        0.20              1.68                  1.68               87
2000              19.0           2,133       (0.25)             1.73                  1.73               91
1999              19.5           2,222        0.13              1.74                  1.74               67
1998              (1.8)          2,468        0.46              1.72                  1.72               77

CLASS B
2002             (15.7)%        $   53        0.09%             2.21%                 2.21%              84%
2001 (e)         (14.1)             27       (0.30)(g)          2.18(g)               2.18(g)             87

CLASS C
2002             (15.7)%        $   33        0.09%             2.21%                 2.21%              84%
2001 (f)         (19.2)            4         (0.30)(g)          2.18(g)               2.18(g)             87

--------------------------

+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios would be 1.43% (Class AAA), 1.68% (Class A) and 2.18% (Class B and Class C) for the period ended September 30, 2002, 1.42% (Class AAA), 1.67% (Class A) and 2.17% (Class B and Class C) for 2001,1.47% (Class AAA) and 1.72% (Class A) for 2000, 1.44% (Class AAA) and 1.69% (Class A) for 1999, 1.45% (Class AAA) and 1.70% (Class A) for 1998.
(b) During the period, certain fees were voluntarily reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as shown.
(c)  Amount represents less than $0.005 per share.
(d) Per share amounts have been calculated using the monthly average shares outstanding method for fiscal 2000, 2001 and 2002.
(e) From March 27, 2001 through September 30, 2001, the period through which Class B Shares were continuously outstanding.
(f) From February 13, 2001 through September 30, 2001, the period through which Class C Shares were continuously outstanding.
(g)  Annualized.

                 See accompanying notes to financial statements.

THE GABELLI WESTWOOD FUNDS
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period:

                                     OPERATING PERFORMANCE                        DISTRIBUTIONS TO SHAREHOLDERS
                            ---------------------------------------      -------------------------------------------
                                              NET
                                           REALIZED
                NET ASSET                     AND           TOTAL                          NET                             NET
                  VALUE,        NET       UNREALIZED        FROM            NET          REALIZED                      ASSET VALUE,
PERIOD ENDED    BEGINNING   INVESTMENT  GAIN (LOSS) ON    INVESTMENT     INVESTMENT      GAIN ON           TOTAL          END OF
SEPTEMBER 30    OF PERIOD    INCOME(D)    INVESTMENTS     OPERATIONS       INCOME       INVESTMENTS    DISTRIBUTIONS      PERIOD
------------    ---------    ---------    -----------     ----------     ----------     -----------    -------------    ----------
BALANCED FUND

CLASS AAA
2002             $10.40       $ 0.24      $  (0.75)        $  (0.51)       $(0.24)            --(c)       $(0.24)         $ 9.65
2001              12.40         0.26         (0.90)           (0.64)        (0.26)        $(1.10)          (1.36)          10.40
2000              11.98         0.27          1.23             1.50         (0.27)         (0.81)          (1.08)          12.40
1999              10.98         0.25          1.12             1.37         (0.25)         (0.12)          (0.37)          11.98
1998              11.49         0.26          0.05             0.31         (0.26)         (0.56)          (0.82)          10.98

CLASS A
2002             $10.37       $ 0.21      $  (0.75)        $  (0.54)       $(0.21)            --(c)       $(0.21)         $ 9.62
2001              12.36         0.23         (0.89)           (0.66)        (0.23)        $(1.10)          (1.33)          10.37
2000              11.95         0.24          1.22             1.46         (0.24)         (0.81)          (1.05)          12.36
1999              10.96         0.22          1.11             1.33         (0.22)         (0.12)          (0.34)          11.95
1998              11.46         0.26          0.02             0.28         (0.22)         (0.56)          (0.78)          10.96

CLASS B
2002             $10.40       $ 0.17      $  (0.77)        $  (0.60)       $(0.17)            --(c)       $(0.17)         $ 9.63
2001 (e)          11.35         0.08         (0.95)           (0.87)        (0.08)            --           (0.08)          10.40

CLASS C
2002             $10.40       $ 0.19      $  (0.79)        $  (0.60)       $(0.18)            --(c)       $(0.18)         $ 9.62
2001 (f)          10.17         0.00(c)      (0.29)           (0.29)           --             --              --           10.40

                                          RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
                             --------------------------------------------------------------------------------

                                              NET
                             NET ASSETS,  INVESTMENT          EXPENSES            EXPENSES
                                END OF    INCOME (LOSS)        NET OF               BEFORE           PORTFOLIO
PERIOD ENDED      TOTAL         PERIOD     TO AVERAGE          WAIVERS/             WAIVERS/         TURNOVER
SEPTEMBER 30     RETURN+     (IN 000'S)   NET ASSETS      REIMBURSEMENTS(A)     REIMBURSEMENTS(B)      RATE
------------     ------      ---------    ------------    -----------------    -----------------    ----------
BALANCED FUND

CLASS AAA
2002              (5.1)%      $150,915        2.25%             1.22%                 1.22%              78%
2001              (5.8)        154,179        2.23              1.17                  1.17               81
2000              13.4         139,350        2.21              1.19                  1.19               65
1999              12.6         160,352        2.06              1.20                  1.20               86
1998               2.8         128,222        2.37              1.20                  1.20               77

CLASS A
2002              (5.4)%       $ 5,761        2.00%             1.47%                 1.47%              78%
2001              (6.0)          6,472        1.98              1.42                  1.42               81
2000              13.1           7,720        1.96              1.44                  1.44               65
1999              12.2           9,374        1.81              1.45                  1.45               86
1998               2.6          14,585        2.16              1.45                  1.45               77

CLASS B
2002              (5.9)%        $  113        1.50%             1.97%                 1.97%              78%
2001 (e)          (7.7)              2        1.48(g)           1.92(g)               1.92(g)             81

CLASS C
2002              (5.9)%        $  284        1.50%             1.97%                 1.97%              78%
2001 (f)           2.3               7        1.48(g)           1.92(g)               1.92(g)            81
--------------------------

+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios would be 1.17% (Class AAA), 1.42% (Class A) and 1.92% (Class B and Class C) for the period ended September 30, 2002, 1.15% (Class AAA), 1.40% (Class A) and 1.90% (Class B and Class C) for 2001, 1.17% (Class AAA) and 1.42% (Class A) for 2000, 1.15% (Class AAA) and 1.40% (Class A) for 1999, 1.17% (Class AAA) and 1.42% (Class A) for 1998.
(b) During the period, certain fees were voluntarily reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as shown.
(c)  Amount represents less than $.005 per share.
(d) Per share amounts have been calculated using the monthly average shares outstanding method for fiscal 2000, 2001 and 2002.
(e) From March 27, 2001 through September 30, 2001, the period through which Class B Shares were continuously outstanding.
(f) From September 25, 2001 through September 30, 2001, the period through which Class C Shares were continuously outstanding.
(g)  Annualized.

                 See accompanying notes to financial statements.

THE GABELLI WESTWOOD FUNDS
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period:

                                     OPERATING PERFORMANCE                        DISTRIBUTIONS TO SHAREHOLDERS
                            ---------------------------------------      -------------------------------------------
                                             NET
                                           REALIZED
                  NET ASSET    NET           AND           TOTAL                           NET                            NET
                   VALUE,   INVESTMENT  UNREALIZED GAIN     FROM             NET          REALIZED                     ASSET VALUE,
PERIOD ENDED     BEGINNING    INCOME      (LOSS) ON      INVESTMENT       INVESTMENT       GAIN ON         TOTAL          END OF
SEPTEMBER 30     OF PERIOD  (LOSS)(C)     INVESTMENTS     OPERATIONS       INCOME       INVESTMENTS    DISTRIBUTIONS      PERIOD
------------    ---------    ---------    -----------     ----------     ----------     -----------    -------------    ----------
INTERMEDIATE BOND FUND

CLASS AAA
2002             $10.82       $ 0.45       $  0.48          $  0.93        $(0.45)            --          $(0.45)         $11.30
2001              10.08         0.51          0.74             1.25         (0.51)            --           (0.51)          10.82
2000               9.99         0.51          0.09             0.60         (0.51)            --           (0.51)          10.08
1999              10.74         0.50         (0.75)           (0.25)        (0.50)            --           (0.50)           9.99
1998              10.29         0.57          0.45             1.02         (0.57)            --           (0.57)          10.74

CLASS A
2002             $10.82       $ 0.44       $  0.48          $  0.92        $(0.44)            --          $(0.44)         $11.30
2001 (e)          10.55         0.09          0.27             0.36         (0.09)            --           (0.09)          10.82

CLASS B
2002             $10.82       $ 0.37       $  0.47          $  0.84        $(0.37)            --          $(0.37)         $11.29
2001 (d)          10.53         0.22          0.29             0.51         (0.22)            --           (0.22)          10.82

CLASS C (g)
2002 (h)         $10.84       $ 0.35       $  0.45          $  0.80        $(0.35)            --          $(0.35)         $11.29

                                          RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
                             --------------------------------------------------------------------------------

                                              NET           EXPENSES             EXPENSES
                            NET ASSETS,  INVESTMENT         NET OF               BEFORE
                                END OF   INCOME (LOSS)      WAIVERS/              WAIVERS/         PORTFOLIO
PERIOD ENDED      TOTAL        PERIOD     TO AVERAGE       REIMBURSE-            REIMBURSE-         TURNOVER
SEPTEMBER 30     RETURN+     (IN 000'S)   NET ASSETS        MENTS(A)               MENTS(B)           RATE
------------     ------      ---------    ------------    -----------------    -----------------    ----------
INTERMEDIATE BOND FUND

CLASS AAA
2002               8.9%        $15,157        4.06%             1.05%                 1.69%              46%
2001              12.7           8,140        4.90              1.07                  2.02               77
2000               6.4           6,451        5.16              1.06                  1.94               67
1999              (2.4)          6,214        4.82              1.05                  1.63              108
1998              10.2           7,618        5.45              1.08                  2.08              232

CLASS A
2002               8.8%         $   56        3.96%             1.15%                 1.79%              46%
2001 (e)           3.4              93        4.80(f)           1.17(f)               2.12(f)            77

CLASS B
2002               8.0%         $  229        3.31%             1.80%                 2.44%              46%
2001 (d)           4.9              23        4.15(f)           1.82(f)               2.77(f)            77

CLASS C (g)
2002 (h)           7.6%         $   50        3.31%(f)          1.80%(f)              2.44%(f)           46%
--------------------------

+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios for the Intermediate Bond Fund Class AAA, Intermediate Bond Fund Class A, Intermediate Bond Fund Class B and
     Intermediate Bond Fund Class C, would be 1.00%, 1.10%, 1.75% and 1.75%, respectively, for each period.
(b) During the period, certain fees were voluntarily reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as shown.
(c) Per share amounts have been calculated using the monthly average shares method for fiscal 2001 and 2002. (d) From March 27, 2001 through September 30, 2001, the period through which Class B Shares were continuously outstanding.
(e) From July 27, 2001 through September 30, 2001, the period through which Class A Shares were continuously outstanding.
(f)  Annualized.
(g) Class C Shares were outstanding for the periods December 15, 2000 through December 18, 2000, March 21, 2001 through March 26, 2001 and July 18, 2001 through July 24, 2001. Financial Highlights are not presented for Class C Shares as the information for the fiscal year 2001 is not considered meaningful.
(h) From October 22, 2001 to September 30, 2002, the period through which Class C Shares were continuously outstanding.


                 See accompanying notes to financial statements.

THE GABELLI WESTWOOD FUNDS
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period:

                                     OPERATING PERFORMANCE                        DISTRIBUTIONS TO SHAREHOLDERS
                            ---------------------------------------      -------------------------------------------
                                             NET
                                           REALIZED                                                                   IN EXCESS
                 NET ASSET       NET         AND            TOTAL                        IN EXCESS          NET         OF NET
                   VALUE,    INVESTMENT  UNREALIZED GAIN     FROM            NET          OF NET         REALIZED      REALIZED
PERIOD ENDED     BEGINNING     INCOME     (LOSS) ON       INVESTMENT     INVESTMENT     INVESTMENT       GAIN ON        GAIN ON
SEPTEMBER 30     OF PERIOD    (LOSS)(C)  INVESTMENTS      OPERATIONS       INCOME         INCOME        INVESTMENTS   INVESTMENTS
------------    ---------    ---------    -----------     ----------     ----------     -----------    -------------   ----------
SMALLCAP EQUITY FUND

CLASS AAA
2002            $  8.86       $(0.09)       $(1.28)          $(1.37)           --             --              --             --
2001              22.10        (0.16)        (8.12)           (8.28)           --             --          $(4.53)        $(0.43)(g))
2000              17.77        (0.27)         5.39             5.12            --             --           (0.79)            --
1999              11.18        (0.12)         6.71             6.59            --             --              --             --
1998              14.48        (0.09)        (2.39)           (2.48)           --         $(0.08)          (0.60)         (0.14)

CLASS A
2002 (e)        $  9.91       $(0.09)       $(2.31)          $(2.40)           --             --              --             --

CLASS B
2002            $  8.83       $(0.16)       $(1.26)          $(1.42)           --             --              --             --
2001 (d)          10.41        (0.10)        (1.48)           (1.58)           --             --              --             --

CLASS C
2002 (e)        $  9.91       $(0.11)       $(2.33)          $(2.44)           --             --              --             --

                                            RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
                               -------------------------------------------------------------------------------
                                                                               NET             EXPENSES     EXPENSES
                                   NET                    NET ASSETS,       INVESTMENT         NET OF         BEFORE
                              ASSET VALUE,                  END OF        INCOME (LOSS)        WAIVERS/      WAIVERS/     PORTFOLIO
PERIOD ENDED       TOTAL         END OF      TOTAL          PERIOD         TO AVERAGE         REIMBURSE-    REIMBURSE-     TURNOVER
SEPTEMBER 30    DISTRIBUTIONS    PERIOD      RETURN+       (IN 000'S)       NET ASSETS          MENTS(A)      MENTS(B)       RATE
------------       ------      ---------   ------------  -------------  -----------------    ----------     ---------     ---------
SMALLCAP EQUITY FUND

CLASS AAA
2002                 --          $ 7.49      (15.5)%       $16,212          (0.98)%           1.56%           1.76%           202%
2001             $(4.96)           8.86      (43.2)         21,768          (1.27)            1.59            1.74            184
2000              (0.79)          22.10       29.4          34,911          (1.39)            1.58            1.63            218
1999                 --           17.77       58.9          20,361          (0.88)            1.62            1.72            178
1998              (0.82)          11.18      (17.7)         11,694          (0.74)            1.72            2.11            200

CLASS A
2002 (e)             --          $ 7.51      (24.2)%        $   71          (1.23)%(f)        1.80%(f)        2.01%(f)        202%

CLASS B
2002                 --          $ 7.41      (16.1)%        $   31          (1.73)%           2.30%           2.51%           202%
2001 (d)             --            8.83      (15.2)             31          (2.02)(f)         2.34(f)         2.49(f)         184

CLASS C
2002 (e)             --          $ 7.47      (24.6)%            --          (1.73)%(f)        2.30%(f)        2.51(f)         202%
--------------------------

+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios for the SmallCap Equity Fund Class AAA, SmallCap Equity Fund Class A, SmallCap Equity Fund Class B, and SmallCap Equity Fund Class C would be 1.50%, 1.75%, 2.25% and 2.25%, respectively, for each period.
(b) During the period, certain fees were voluntarily reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as shown.
(c) Per share amounts have been calculated using the monthly average shares method for fiscal 2001 and 2002. (d) From March 27, 2001 through September 30, 2001, the period through which Class B Shares were continuously outstanding.
(e) From November 26, 2001 to September 30, 2002, the period through which Class A Shares and Class C Shares were continuously outstanding.
(f)  Annualized.
(g)  Return of Capital.

                 See accompanying notes to financial statements.

THE GABELLI WESTWOOD FUNDS
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period:

                                     OPERATING PERFORMANCE                        DISTRIBUTIONS TO SHAREHOLDERS
                            ---------------------------------------      -------------------------------------------
                                             NET
                                          REALIZED                                                       IN EXCESS
                 NET ASSET                   AND            TOTAL                          NET            OF NET
                   VALUE,        NET     UNREALIZED         FROM            NET         REALIZED         REALIZED
PERIOD ENDED     BEGINNING   INVESTMENT  GAIN (LOSS)      INVESTMENT     INVESTMENT       GAIN ON         GAIN ON          TOTAL
SEPTEMBER 30     OF PERIOD    INCOME(F) ON INVESTMENTS    OPERATIONS       INCOME       INVESTMENTS     INVESTMENTS    DISTRIBUTIONS
------------    ---------    ---------    -----------     ----------     ----------     -----------    -------------    ----------
REALTY FUND

CLASS AAA
2002            $  9.76        $0.43        $ 0.31           $ 0.74        $(0.47)            --              --          $(0.47)
2001               9.10         0.40          0.62             1.02         (0.36)            --              --           (0.36)
2000               7.61         0.38          1.46             1.84         (0.35)            --              --           (0.35)
1999               8.43         0.22         (0.81)           (0.59)        (0.23)            --              --           (0.23)
1998              10.00         0.37         (1.37)           (1.00)        (0.33)            --          $(0.24)          (0.57)

CLASS A
2002            $  9.76        $0.41        $ 0.30           $ 0.71        $(0.43)            --              --          $(0.43)
2001 (d)           9.24         0.02          0.70             0.72         (0.20)            --              --           (0.20)

CLASS B
2002 (e)        $  9.90        $0.36        $ 0.22           $ 0.58        $(0.41)            --              --          $(0.41)

CLASS C
2002 (e)        $  9.90        $0.09        $ 0.49           $ 0.58        $(0.22)            --              --          $(0.22)

                                           RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
                              --------------------------------------------------------------------------------

                                                                  NET
                    NET                    NET ASSETS,         INVESTMENT            EXPENSES          EXPENSES
                ASSET VALUE,                  END OF          INCOME (LOSS)           NET OF             BEFORE          PORTFOLIO
PERIOD ENDED       END OF       TOTAL        PERIOD            TO AVERAGE            WAIVERS/            WAIVERS/         TURNOVER
SEPTEMBER 30       PERIOD       RETURN+    (IN 000'S)         NET ASSETS(C)      REIMBURSEMENTS(A)   REIMBURSEMENTS(B)      RATE
------------      ------      ---------    ------------    -----------------    -----------------    ----------------    --------
REALTY FUND

CLASS AAA
2002                $10.03         7.5%      $9,122              4.42%                 1.59%            2.61%                47%
2001                 9.76          11.4       3,526              4.27                  1.64             4.51                 64
2000                 9.10          24.9       2,845              4.52                  1.73             4.14                 74
1999                 7.61          (5.7)      1,784              4.32                  1.60             3.68                 55
1998                 8.43         (10.5)      1,815              3.87                  1.70             3.95                142

CLASS A
2002                $10.04         7.2%       $   3              4.17%                 1.84%            2.86%                47%
2001 (d)             9.76           7.8           3              4.02(c)               1.90(c)          4.77(c)              64

CLASS B
2002 (e)            $10.07         5.8%       $  10              3.67%(c)              2.34%(c)         3.36%(c)             47%

CLASS C
2002 (e)            $10.26         5.8%       $ 0.1              3.67%(c)              2.34%(c)         3.36%(c)             47%
--------------------------

+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios for the Realty Fund Class AAA, Realty Fund Class A, Realty Fund Class B and Realty Fund Class C would be 1.50%, 1.75%, 2.25% and 2.25%, respectively, for each period.
(b) During the period, certain fees were voluntarily reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as shown.
(c)  Annualized.
(d) From May 9, 2001 through September 30, 2001, the period through which Class A Shares were continuously outstanding. (e) From November 26, 2001 through September 30, 2002, the period through which Class B and C Shares were continuously outstanding.
(f) Per share amounts have been calculated using the monthly average shares outstanding method for fiscal 2001 and 2002.


                 See accompanying notes to financial statements.

THE GABELLI WESTWOOD FUNDS
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period:

                                     OPERATING PERFORMANCE                        DISTRIBUTIONS TO SHAREHOLDERS
                            ---------------------------------------      -------------------------------------------
                                            NET
                                          REALIZED
                NET ASSET                   AND             TOTAL                           NET                            NET
                  VALUE,        NET      UNREALIZED          FROM            NET         REALIZED                      ASSET VALUE,
PERIOD ENDED    BEGINNING   INVESTMENT  GAIN (LOSS) ON    INVESTMENT     INVESTMENT       GAIN ON         TOTAL           END OF
SEPTEMBER 30    OF PERIOD    INCOME(G)    INVESTMENTS     OPERATIONS       INCOME       INVESTMENTS    DISTRIBUTIONS      PERIOD
------------    ---------    ---------    -----------     ----------     ----------     -----------    -------------    ----------
MIGHTY MITES(SM) FUND

CLASS AAA
2002             $10.99        $0.03        $ 0.37           $ 0.40        $(0.10)            --          $(0.10)         $11.29
2001              14.00         0.12         (0.59)           (0.47)        (0.08)        $(2.46)          (2.54)          10.99
2000              12.91         0.05          2.76             2.81         (0.10)         (1.62)          (1.72)          14.00
1999              9.70          0.10          3.20             3.30         (0.09)            --           (0.09)          12.91
1998 (d)          10.00         0.04         (0.34)           (0.30)           --             --              --            9.70

CLASS A
2002 (j)         $10.97       $(0.01)       $ 0.40           $ 0.39            --             --              --          $11.36
2001              14.00         0.09         (0.59)           (0.50)       $(0.07)        $(2.46)         $(2.53)          10.97
2000 (e)          13.48         0.00(f)       0.52             0.52            --             --              --           14.00

CLASS B
2002             $10.96       $(0.02)       $ 0.34           $ 0.32        $(0.04)            --          $(0.04)         $11.24
2001 (h)          11.92         0.00(f)      (0.96)           (0.96)           --             --              --           10.96

CLASS C
2002             $10.98       $(0.06)       $ 0.37           $ 0.31        $(0.10)            --          $(0.10)         $11.19
2001 (i)          12.25         0.00(f)      (1.27)           (1.27)           --             --              --           10.98

                                           RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
                              --------------------------------------------------------------------------------

                                               NET
                              NET ASSETS,  INVESTMENT          EXPENSES             EXPENSES
                                 END OF   INCOME (LOSS)         NET OF                BEFORE          PORTFOLIO
PERIOD ENDED      TOTAL         PERIOD     TO AVERAGE           WAIVERS/             WAIVERS/          TURNOVER
SEPTEMBER 30      RETURN+     (IN 000'S)   NET ASSETS(B)    REIMBURSEMENTS(A)    REIMBURSEMENTS(B)       RATE
------------      ------      ---------    ------------    -----------------    -----------------    -----------
MIGHTY MITES(SM) FUND

CLASS AAA
2002                3.6%        $31,103        0.27%             1.50%                 1.78%              18%
2001               (2.8)         17,404        0.98              1.52                  2.20               66
2000               23.0          15,165        0.38              1.50                  2.01               66
1999               34.2          10,205        0.94              1.01                  2.32               88
1998 (d)           (3.0)          4,838        1.60(c)           2.05(c)               4.50(c)            18

CLASS A
2002 (j)            3.6%       $      1        0.02%             1.75%                 2.03%              18%
2001               (3.1)             47        0.73              1.77                  2.45               66
2000 (e)            3.9              49        0.13(c)           1.75(c)               2.26(c)            66

CLASS B
2002                2.9%       $      4       (0.48)%            2.25%                 2.53%              18%
2001 (h)           (8.1)              4        0.23(c)           2.27(c)               2.95(c)            66

CLASS C
2002                2.8%       $     59       (0.48)%            2.25%                 2.53%              18%
2001 (i)          (10.4)             19        0.23(c)           2.27(c)               2.95(c)            66
--------------------------

+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios for the Mighty Mites Fund Class AAA, Mighty Mites Fund Class A, Mighty Mites Fund Class B, and Mighty Mites Fund Class C would be 1.50%, 1.75%, 2.25%, and 2.25%, respectively, for each period.
(b) During the period, certain fees were voluntarily reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as shown.
(c)  Annualized.
(d) Period from May 11, 1998 (inception date of Class AAA) to September 30, 1998. (e) Period from June 15, 2000 (offering date of Class A) to September 30, 2000. (f) Amount represents less than $0.005 per share.
(g) Per share amounts have been calculated using the monthly average shares outstanding method for fiscal 2000, 2001 and 2002.
(h) From June 6, 2001 through September 30, 2001, the period through which Class B Shares were continuously outstanding. (i) From August 3, 2001 through September 30, 2001, the period through which Class C Shares were continuously outstanding.
(j) From November 26, 2001 through September 30, 2002, the period through which Class A Shares were continuously outstanding. From October 1, 2001 through November 25, 2001, no Class A Shares were outstanding.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of The Gabelli Westwood Funds:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Westwood Equity Fund, The Gabelli Westwood Balanced Fund, The Gabelli Westwood Intermediate Bond Fund, The Gabelli Westwood SmallCap Equity Fund, The Gabelli Westwood Realty Fund, and The Gabelli Westwood Mighty Mites Fund (constituting The Gabelli Westwood Funds, hereafter referred to as the "Funds") at September 30, 2002, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
NEW YORK, NEW YORK
NOVEMBER 19, 2002

--------------------------------------------------------------------------------
                   2002 TAX NOTICE TO SHAREHOLDERS (UNAUDITED)

   U.S. GOVERNMENT INCOME:
   The percentage of the ordinary income dividend paid by the Equity Fund, Balanced Fund, Intermediate Bond Fund, SmallCap Equity Fund, Realty Fund and Mighty Mites Fund (collectively, the "Funds") during fiscal 2002 which was derived from U.S. Treasury securities was 0.09%, 19.85%, 32.76%, 0.00%, 0.00% and 8.36%, respectively. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government securities. The Funds did not meet this strict requirement in 2002. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax advisor for the applicability of the information provided as to your specific situation.

   THE  GABELLI WESTWOOD EQUITY FUND
   100% of the ordinary income dividend qualifies for the dividend received deduction available to corporations.

   THE GABELLI WESTWOOD BALANCED FUND
   56.84% of the ordinary income dividend qualifies for the dividend received deduction available to corporations. The Fund paid to shareholders, on December 20, 2001, a long-term capital gain totaling $0.001 per share.

   THE GABELLI WESTWOOD INTERMEDIATE BOND FUND; THE GABELLI WESTWOOD REALTY FUND None of the ordinary income dividend qualifies for the dividend received deduction available to corporations.

   THE GABELLI MIGHTY MITES(SM) FUND
   91.29% of the ordinary income dividend qualifies for the dividend received deduction available to corporations.
--------------------------------------------------------------------------------

     GABELLI FUNDS AND YOUR PERSONAL PRIVACY

--------------------------------------------------------------------------------

     WHO ARE WE?

     The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds LLC, Gabelli Advisers, Inc. and Gabelli Fixed Income, LLC, which are affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly-held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

     WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?

     If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

     o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

     o INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services--like a transfer agent--we will also have information about the transactions that you conduct through them.

     WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

     We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its web site, www.sec.gov.

     WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

     We restrict access to non-public personal information about you to the people who need to know that information in order to perform their jobs or provide services to you and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

--------------------------------------------------------------------------------

THE GABELLI WESTWOOD FUNDS
ADDITIONAL FUND INFORMATION
--------------------------------------------------------------------------------

The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees. Information pertaining to the Trustees and officers of the Trust is set forth below. The Trust's Statement of Additional Information includes additional information about The Gabelli Westwood Funds Trustees and is available, without charge, upon request, by calling 1-800-GABELLI (1-800-422-3554) or by writing to The Gabelli Westwood Funds at One Corporate Center, Rye, NY 10580.

                          TERM OF         NUMBER OF
  NAME, POSITION(S)     OFFICE AND      FUNDS IN FUND
      ADDRESS 1          LENGTH OF    COMPLEX OVERSEEN              PRINCIPAL OCCUPATION(S)              OTHER DIRECTORSHIPS
      AND AGE          TIME SERVED 2      BY TRUSTEE                DURING PAST FIVE YEARS                HELD BY TRUSTEE 3
  ----------------     -------------  ----------------              ----------------------               -------------------
INTERESTED TRUSTEES 4:

SUSAN M. BYRNE          Since 1987           6          President and Chief Executive Officer of                  --
President and Chief                                     Westwood Management Corporation
Investment Officer                                      since 1983 and Chairman and Chief Executive
Age: 56                                                 Officer of Westwood Holdings Group

KARL OTTO POHL          Since 1994          30          Member of the Shareholder Committee of       Director of Gabelli Asset
Trustee                                                 Sal Oppenheim Jr. & Cie (private investment  Management Inc. (investment
Age: 72                                                 bank); Former President of the               management); Chairman,
                                                        Deutsche Bundesbank and Chairman of its      Incentive Capital and Incentive
                                                        Central Bank Council (1980-1991)             Asset Management (Zurich);
                                                                                                     Director at Sal Oppenheim
                                                                                                     Jr. & Cie, Zurich
NON-INTERESTED TRUSTEES:

ANTHONY J. COLAVITA     Since 1994          32          President and Attorney at Law in the law                  --
Trustee                                                 firm of Anthony J. Colavita, P.C.
Age: 66

JAMES P. CONN           Since 1994          11          Former Managing Director and Chief           Director of Meditrust
Trustee                                                 Investment Officer of Financial Security     Corporation (real estate
Age: 64                                                 Assurance Holdings Ltd. (1992-1998)          investment trust) and
                                                                                                     First Republic Bank

WERNER J. ROEDER, M.D.  Since 1994          26          Vice President/Medical Affairs, Lawrence                  --
Trustee                                                 Hospital Center and practicing private
Age: 62                                                 physician
----------------------------------

  1 Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted. Ms. Byrne's address is 300 Crescent Court, Suite 1300, Dallas, TX 75201.
  2  Each Trustee will hold office for an indefinite term until the earliest of
     (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Company's Amended By-Laws and Amended and Restated Declaration of Trust.
  3 This column includes only directorships of companies required to report to the SEC under the Securities and Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act.
  4 "Interested person" of the Company as defined in the Investment Company Act of 1940. Mr. Otto Pohl is considered an "interested person" because of his affiliation with the parent company of the Funds' investment adviser. Ms. Byrne is considered an "interested person" because of her affiliation with the Funds' investment sub-adviser.

THE GABELLI WESTWOOD FUNDS
ADDITIONAL FUND INFORMATION (CONTINUED)

--------------------------------------------------------------------------------

                          TERM OF         NUMBER OF
  NAME, POSITION(S)     OFFICE AND      FUNDS IN FUND
      ADDRESS 1          LENGTH OF    COMPLEX OVERSEEN              PRINCIPAL OCCUPATION(S)              OTHER DIRECTORSHIPS
      AND AGE          TIME SERVED 2      BY TRUSTEE                DURING PAST FIVE YEARS                HELD BY TRUSTEE 3
  ----------------     -------------  ----------------              ----------------------               -------------------

OFFICERS:

BRUCE N. ALPERT         Since 1994          --          Director and President of Gabelli Advisers,               --
Vice President                                          Inc.  Executive Vice President and Chief
and Treasurer                                           Operating Officer of Gabelli Funds, LLC
Age: 50                                                 since 1988 and an officer of all mutual
                                                        funds advised by Gabelli Funds, LLC and
                                                        its affiliates

PATRICIA R. FRAZE       Since 1990          --          Executive Vice President of Westwood                      --
Vice President                                          Management Corporation and former fixed
Age: 59                                                 income analyst and portfolio manager

LYNDA J. CALKIN         Since 1993          --          Senior Vice President of Westwood                         --
Vice President                                          Management Corporation; Small cap
Age: 51                                                 portfolio manager since 1993

JAMES E. MCKEE          Since 1995          --          Vice President, General Counsel and Secretary             --
Secretary                                               of Gabelli Asset Management Inc. since 1999
Age: 39                                                 and GAMCO Investors, Inc. since 1993;
                                                        Secretary of all mutual funds advised by
                                                        Gabelli Advisers, Inc. and Gabelli Funds, LLC
----------------------------------

  1 Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted. Mses. Calkin's and Fraze's address is 300 Crescent Court, Suite 1300, Dallas, TX 75201.
  2  Each Trustee will hold office for an indefinite term until the earliest of
     (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Company's Amended By-Laws and Amended and Restated Declaration of Trust.
  3 This column includes only directorships of companies required to report to the SEC under the Securities and Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act.

                           THE GABELLI WESTWOOD FUNDS
================================================================================

          EQUITY FUND                              SMALLCAP EQUITY FUND
          BALANCED FUND                            REALTY FUND
          INTERMEDIATE BOND FUND                   MIGHTY MITES(SM) FUND

                                   CLASS AAA SHARES                                             CLASS A SHARES
                     -------------------------------------------------      -----------------------------------------------------
                     Average Annual Returns-- September 30, 2002 (a)(e)     Average Annual Returns-- September 30, 2002 (a)(b)(e)
                                                          Since                                                     Since
                         1 Year    5 Year    10 Year    Inception                  1 Year    5 Year     10 Year    Inception
                        ------------------------------------------                ------------------------------------------
Equity .............    (15.14)%    0.34%     11.51%     10.86%                   (18.85)%   (0.76)%     10.76%      10.38%
Balanced ...........     (5.09)     3.25      10.41      10.18                     (9.12)     2.14        9.61        9.45
Intermediate Bond ..      8.90      7.03       6.59       7.05                      4.45      6.12        6.13        6.63
SmallCap Equity ....    (15.46)    (4.05)        --       3.04                    (18.63)    (4.88)         --        2.21
Realty .............      7.51      4.77         --       4.77                      2.89      3.84          --        3.84
Mighty Mites(SM) ...      3.61        --         --      11.49                     (0.61)       --          --       10.37

                                   CLASS B SHARES                                               CLASS C SHARES
                     -------------------------------------------------      -----------------------------------------------------
                     Average Annual Returns-- September 30, 2002 (a)(c)(c)  Average Annual Returns-- September 30, 2002 (a)(d)(e)
                                                          Since                                                     Since
                         1 Year    5 Year    10 Year    Inception                  1 Year    5 Year     10 Year    Inception
                        ------------------------------------------                ------------------------------------------
Equity .............    (20.09)%   (0.06)%    11.19%     10.66%                   (16.58)%   (0.01)%     11.18%     10.65%
Balanced ...........    (10.33)     2.77      10.02       9.83                     (6.79)     3.00       10.07       9.87
Intermediate Bond ..      3.66      6.51       6.43       6.91                      6.93      6.81        6.48       6.95
SmallCap Equity ....    (19.61)    (4.59)        --       2.67                    (16.39)    (4.10)         --       2.99
Realty .............      3.09      4.40         --       4.40                      6.43      4.72          --       4.72
Mighty Mites(SM) ...     (1.11)       --         --      10.93                      1.97        --          --      11.26

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost.
(b) Includes the effect of the maximum 4.0% sales charge at the beginning of the period.
(c) Includes the effect of the contingent deferred sales charge upon redemption of Class B Shares within 72 months.
(d) Includes the effect of the contingent deferred sales charge upon redemption of Class C Shares within 24 months.
(e) The performance of the Class AAA Shares is used to calculate performance for the periods prior to the issuance of Class A Shares, Class B Shares and Class C Shares. The performance for the Class B Shares and Class C Shares would have been lower due to the additional expenses associated with these Classes of shares. The inception dates for the Class AAA Shares and the initial issuance dates for the Class A Shares, Class B Shares and Class C Shares after which shares remained continuously outstanding are listed below.

                                   Class AAA Shares     Class A Shares     Class B Shares     Class C Shares
                                   ----------------     --------------     --------------     --------------
    Equity ...................         01/02/87            01/28/94           03/27/01           02/13/01
    Balanced .................         10/01/91            04/06/93           03/27/01           09/25/01
    Intermediate Bond ........         10/01/91            07/26/01           03/27/01           10/22/01
    SmallCap Equity ..........         04/15/97            11/26/01           03/27/01           11/26/01
    Realty ...................         09/30/97            05/09/01           11/26/01           11/26/01
    Mighty Mites(SM) .........         05/11/98            07/11/00           05/06/01           08/03/01

                           THE GABELLI WESTWOOD FUNDS
================================================================================

                              One Corporate Center
                            Rye, New York 10580-1422
                        GENERAL AND ACCOUNT INFORMATION:
                           800-GABELLI [800-422-3554]
                                fax: 914-921-5118
                            website: www.gabelli.com
                            e-mail: info@gabelli.com

                                Board of Trustees

SUSAN M. BYRNE                                  JAMES P. CONN
CHAIRMAN AND CEO                                FORMER CHIEF INVESTMENT OFFICER
WESTWOOD HOLDINGS                               FINANCIAL SECURITY ASSURANCE
GROUP                                           HOLDINGS LTD.

KARL OTTO POHL                                  WERNERJ. ROEDER, MD
FORMER PRESIDENT                                VICE PRESIDENT/MEDICAL AFFAIRS
DEUTCHE BUNDESBANK                              LAWRENCE HOSPITAL CENTER

ANTHONY J. COLAVITA
ATTORNEY-AT-LAW
ANTHONY J. COLAVITA, P.C.


                                    Officers

SUSAN M. BYRNE                                  BRUCE N. ALPERT
PRESIDENT AND CHIEF                             VICE PRESIDENT AND TREASURER
INVESTMENT OFFICER
                                                PATRICIA R. FRAZE
LYNDA J. CALKIN, CFA                            VICE PRESIDENT
VICE PRESIDENT

JAMES E. McKEE
SECRETARY


                               INVESTMENT ADVISER
                             Gabelli Advisers, Inc.

                             INVESTMENT SUB-ADVISER
                         Westwood Management Corporation

                                   DISTRIBUTOR
                             Gabelli &Company, Inc.

                                    CUSTODIAN
                              The Bank of New York

                                  LEGAL COUNSEL
                      Paul, Hastings, Janofsky & Walker LLP

--------------------------------------------------------------------------------
This report is submitted for the information of the shareholders of The Gabelli Westwood Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GABWWQ302SR




                                       THE

                                     GABELLI

                                    WESTWOOD

                                      FUNDS

                                   EQUITY FUND
                                  BALANCED FUND
                             INTERMEDIATE BOND FUND
                              SMALLCAP EQUITY FUND
                                   REALTY FUND
                               MIGHTY MITES(SM) FUND


                                  ANNUAL REPORT
                               SEPTEMBER 30, 2002